WCM / BNY Mellon Focused Growth ADR ETF NYSE Ticker: AADR Managed by: WCM Investment Management
ADVISORSHARES TRUST 3 Bethesda Metro Center Suite 700 Bethesda, Maryland 20814 www.advisorshares.com 877.THE.ETF1

Prospectus dated November 23, 2009, as supplemented January 8, 2010

The Prospectus provides important information about the WCM / BNY Mellon Focused Growth ADR ETF (the "Fund"), a series of AdvisorShares Trust (the "Trust").  Before you invest, please read this Prospectus and the Statement of Additional Information ("SAI") carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

WCM / BNY MELLON FOCUSED GROWTH ADR ETF (NYSE Ticker: AADR)

INVESTMENT GOAL

Long-term capital appreciation above international benchmarks such as the BNY Mellon Classic ADR Index, the Fund's primary index, and the MSCI EAFE Index, the Fund's secondary index.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of average net assets)
MANAGEMENT FEES	0.75%
DISTRIBUTION (12b-1) FEES	$0
OTHER EXPENSES(a)	0.52%
ACQUIRED FUND (UNDERLYING ETF) FEES AND EXPENSES(b)	0.08%
TOTAL ANNUAL FUND OPERATING EXPENSES	1.35%
LESS REIMBURSEMENT(c)	0.10%
TOTAL ANNUAL FUND OPERATING EXPENSES AFTER REIMBURSEMENTS	1.25%

(a)
Because the Fund is new, "Other Expenses" are based on estimated amounts for the current fiscal year. The Fund's Investment Advisory Agreement provides that WCM Investment Management (“WCM” or the “Advisor”) will pay all operating expenses of the Fund except interest expenses and taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.

(b)
As a shareholder in certain underlying ETFs (the “Acquired Funds”), the Fund will indirectly bear their proportionate share of the fees and expenses of the Acquired Funds. “Acquired Fund Fees and Expenses” are based upon estimated amounts for the current fiscal year.

(c)
The Advisor has contractually agreed to reduce its fees and/or reimburse expense in order to keep net expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.25% of the Fund's average daily net assets until November 22, 2010.  The expense limitation will be terminated upon termination of the investment advisory agreement between the Advisor and the Fund. The investment advisory agreement may only be terminated with the approval of the Fund's Board.  If at any point it becomes unnecessary for the Advisor to reduce fees or make expense reimbursements, the Board may permit the Advisor to retain the difference between the Total Annual Fund Operating Expenses and 1.25% to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period.

EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

WCM / BNY Mellon Focused Growth ADR ETF	1 YEAR	3 YEARS
	$127	$417

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may lower Fund performance. The Fund is new and therefore does not have a historical portfolio turnover rate.

PRINCIPAL INVESTMENT STRATEGIES

WCM seeks to achieve the Fund’s investment objective by selecting a portfolio of exchange-traded funds (“ETFs”), American Depositary Receipts (ADRs) included in the BNY Mellon Classic ADR Index (see page 8, under the heading “About American Depositary Receipts”, for a detailed explanation of ADRs), and swap contracts.  The Fund’s investment focus follows WCM’s core philosophy of seeking exposure in industry-leading non-US organizations, led by visionary management teams with sound business strategies. WCM believes that these companies often dominate their industry and are likely to continue that domination well into the future.  WCM establishes guidelines for sector and industry emphasis and develops the portfolio of the Fund.  WCM analyzes the major trends in the global economy in order to identify those economic sectors and industries that are most likely to benefit.  Typical themes incorporated in their investment process include demographics, global commerce, outsourcing, the growing global middle class and the proliferation of technology.  A portfolio strategy is then implemented using a combination of low duration fixed income ETFs, direct investment in ADRs selected by WCM, and swap contracts based on the ADRs selected by WCM, that will best capitalize on these investment themes and subsequent expected growth of the underlying assets.  Although WCM currently seeks to achieve the Fund’s investment objective by investing primarily in ETFs, WCM could at any point seek to achieve the Fund’s investment objective by investing primarily in ADRs.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is subject to a number of risks that may affect the value of its shares.  The Fund’s share price will fluctuate.  Because the market value of exchange traded fund shares may differ from their net asset value, the shares may trade at a premium or discount.  You could lose money on your investment in the Fund and the Fund could also return less than other investments:

•	If the securities market as a whole goes down;
•	Because investments in foreign securities may have more frequent and larger price changes than U.S. securities and may lose value due to changes in currency exchange rates and other factors;
•	If returns from the type of securities in which the Fund invest underperform returns from various general security markets or different asset classes;
•	Because investments in securities of emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries; or
•	Counterparty credit risk when portions of portfolio are invested in derivatives designed to replicate the ADR basket of securities.

As with any fund, there is no guarantee that the Fund will achieve its goal.

You can find more information about the securities in which the Fund may invest and a more detailed description of risks under the heading "More Information About Principal Risks of Investing in the Fund" on pages 10-11 of this Prospectus.

FUND PERFORMANCE
The Fund is new and therefore does not have a performance history for a full calendar year.

MANAGEMENT

Name	Title
AdvisorShares Investments, LLC	Advisor

WCM Investment Management	Sub-Advisor and Portfolio Manager

PORTFOLIO MANAGERS

Name and Title	Length of Service with Sub-Advisor
Paul R. Black, President & Co-CEO	Since 1989
Kurt R. Winrich, CFA, Chairman & Co-CEO	Since 1984
Peter J. Hunkel, J.D., Business Analyst	Since 2007
Michael B. Trigg, Business Analyst	Since 2006

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis at the net asset value ("NAV") only in a large specified number of shares called a "Creation Unit." The shares of the Fund that trade on the New York Stock Exchange Arca, Inc. (the "NYSE" or "Exchange") are "created" at their NAV by market makers, large investors and institutions only in block-size Creation Units of 25,000 shares.  A "creator" enters into an authorized participant agreement ("Participant Agreement") with the Distributor or uses a Depository Trust Company ("DTC") participant who has executed a Participant Agreement (an "Authorized Participant"), and deposits into the Fund a portfolio of securities closely approximating the holdings of the Fund and a specified amount of cash, together totaling the NAV of the Creation Unit(s), in exchange for 25,000 shares of the Fund (or multiples thereof).

Individual Fund shares may only be purchased and sold in secondary market transactions through brokers. The shares of the Fund are listed on the Exchange, and because shares trade at market prices rather than at net asset value, shares may trade at a value greater than or less than their net asset value.

TAX INFORMATION

The following is a summary of some important tax issues that affect the Fund and its shareholders.  The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action.  You should not consider this summary to be a detailed explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund.  More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes.

Tax Status of the Fund

The Fund is treated as a separate entity for federal tax purposes and intends to qualify for the special tax treatment afforded to regulated investment companies (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).  As long as the Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Tax Status of Distributions

•	The Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

•
The income dividends and short-term capital gains distributions you receive from the Fund will be taxed as either ordinary income or qualified dividend income.  Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income.

•
Any long-term capital gains distributions you receive from the Fund are taxable as long-term capital gains regardless of how long you have owned your shares.  Long-term capital gains are currently taxed at a maximum rate of 15%.

•	Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

•	Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

•
Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.

•	Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by the Fund for more than one year.

•	Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year.

•	The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and long-term capital gain distributions shortly after the close of each calendar year.

•
If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account.  You should consult your tax adviser regarding the tax rules that apply to your retirement account.

Taxes on Exchange-Listed Share Sales

Currently, any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

Derivatives and Complex Securities

The Fund may invest in complex securities such as equity options, index options, repurchase agreements, foreign currency contracts, hedges and swaps, and futures contracts.  These investments may be subject to numerous special and complex tax rules.  These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses.  In turn, those rules may affect the amount, timing or character of the income distributed by the Fund.  Additional information regarding the Fund's investment in complex securities can be found in the SAI.

Investment in Foreign Securities

The Fund may be subject to foreign withholding taxes on income it may earn from investing in foreign securities which may reduce the return on such investments.  In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. If more than 50% of the Fund’s assets at fiscal year-end is represented by debt and equity securities of foreign corporations, the Fund intends to elect to permit shareholders who are U.S. citizens, resident aliens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. For the purposes of the foreign tax credit, each such shareholder would include in gross income from foreign sources its pro rata share of such taxes. Certain limitations imposed by the Code may prevent shareholders from receiving a full foreign tax credit or deduction for their allocable amount of such taxes.

Non-U.S. Investors

If you are not a citizen or permanent resident of the United States, the Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business.  The Fund may, under certain circumstances, designate all or a portion of a dividend as an “interest-related dividend” that if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met.  The Fund may also, under certain circumstances, designate all or a portion of a dividend as a “short-term capital gain dividend” which if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year.  The provisions applicable to dividends paid to foreign persons would apply to dividends with respect to taxable years of the Fund beginning before January 1, 2010 (unless extended under pending legislation.

Backup Withholding

The Fund will be required in certain cases to withhold at applicable withholding rates and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) who has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in the Fund.  It is not a substitute for personal tax advice.  Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Investors purchasing shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Advisor or the Sub-Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing broker-dealers or other intermediaries and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND INVESTMENT OBJECTIVE

The Fund's investment objective is long-term capital appreciation above international benchmarks such as the BNY Mellon Classic ADR Index, the Fund's primary index, and the MSCI EAFE Index, the Fund's secondary index. This investment objective may be changed by the Board of Trustees of the Trust (the "Board") without a shareholder vote.

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively managed exchange-traded fund ("ETF") and thus does not seek to replicate the performance of a specified index. An actively managed ETF uses an active investment strategy to meet its investment objective.  Accordingly, the Sub-Advisor has discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment objective.

Investment Philosophy: WCM seeks to achieve the Fund’s investment objective by primarily investing in other ETFs, as well as a portfolio of ADRs included in the BNY Mellon Classic ADR Index and swap contracts.  The Fund’s focus follows WCM’s core philosophy of seeking exposure in industry-leading non-U.S. organizations, led by visionary management teams with sound business strategies.  WCM believes that these companies often dominate their industry and are likely to continue that domination well into the future. Thus, when selecting equity investments, typically the minimum time horizon is 3-5 years.  WCM believes that attractive returns can only be achieved by structuring portfolios distinct from the market indices. As a result, the Fund’s portfolio will typically have exposure to fewer than 30 companies concentrating on the best ideas developed in WCM’s investment process.

WCM’s core investment philosophy incorporates the first four attributes below when considering a security for inclusion in the Fund’s portfolio, and the last two when constructing and managing the portfolio:

I.
Thematic Strength: WCM seeks to find businesses benefiting from a “Tailwind”. Among the long-term themes WCM considers as providing a Tailwind are: emerging global middle class; new ownership societies; westernization of habits on global stage; outsourcing; global commerce; aging populations worldwide; the digital revolution; and self-fulfilling growth.

II.
Competitive Advantages: WCM seeks to find businesses protected by a durable and, preferably, growing “economic moat”. Examples of the important attributes identified in this step are: economies of scale; intellectual property (including patents); best in class reputation; strong relationships with customers, network effects; low-cost provider; legal or regulatory advantages.

III.
Company Culture Defines Success: WCM seeks to find businesses with consistent, well-articulated corporate cultures that effectively attract and keep the best people. Characteristics typically associated with outstanding cultures include: broad-based empowerment; distributed authority; clear and well-incentivized reward systems; and relatively egalitarian compensation distribution.

IV.
Valuation Matters: WCM seeks to find businesses for which the market price is reasonable compared to the “intrinsic value” of the company (most often assessed using discounted cash flow “DCF” analysis). In a phrase, WCM seeks to find “great companies at fair prices.” Since DCF analysis involves estimates of future business performance, and since any estimate of the future is uncertain, WCM believes that focusing on simple-to-understand businesses, with low-or-no debt and relatively steady / predictable free cash flow generation makes those estimates more reasonable. Furthermore, WCM employs scenario analysis (encompassing worst, nominal, and best case estimates of the future) so as to assess and consider a range of possible outcomes in the selection process.

V.
Concentrated Portfolios: WCM will invest in a concentrated fashion, and will select between 20 and 30 holdings for the Fund’s portfolio. WCM believes that concentration is an important component in achieving long-term growth. They further believe that 20–30 holdings provides sufficient diversification and risk control by virtue of portfolio construction guidelines (as set forth below in Portfolio Construction).

VI.
Temperament: WCM defines temperament as that attitude or approach to investing that includes discipline, patience, the ability to look through the short term to the long term, the ability to “be greedy when others are fearful and fearful when others are greedy”, and the ability to stay rational when all your emotions are screaming at you to be otherwise. They believe it is the only consistently exploitable “edge” an investor can have and work hard to maintain it.

Investment Process: WCM's employs a small-team approach through an “Investment Strategy Group” consisting of four investment professionals (the “Portfolio Managers”).  This team establishes portfolio guidelines for sector and industry emphasis and develops the Fund’s portfolio.  The Portfolio Managers analyze the major trends in the global economy in order to identify those economic sectors and industries that are most likely to benefit. Utilizing their investment philosophy above, the Portfolio Managers design the portfolio strategy that will best capitalize on the expected growth.  All buy and sell decisions are made by the Portfolio Managers.  WCM emphasizes independent “grass roots” research sources for analysis of individual companies and trends, not Wall Street reports. Investment ideas are generated from a number of sources including independent research firms, industry publications, financial media, and news events.

Portfolio Construction: WCM seeks, either directly or through swap exposure, non-US domiciled quality growth businesses with superior growth prospects, high returns on invested capital and low or no debt. It also requires each company to maintain a durable competitive advantage, what management terms an “Economic Moat”.  The Portfolio Managers strongly consider qualitative elements such as corporate culture and the strength, quality and trustworthiness of management. WCM is sensitive to valuation and will avoid companies with limited or spotty histories.  The Portfolio Managers concentrate their efforts on large established multinationals, with a primary emphasis in the large-cap space. Unlike other international growth managers, WCM generally passes on businesses in leveraged, non-growth sectors such as energy, basic materials, utilities or financials. Instead, WCM focuses its attention on conventional growth sectors like technology, consumer discretionary / staples and healthcare.

Transparency: The Fund’s portfolio holdings will be disclosed on its website daily after the close of trading on the listing Exchange and prior to the opening of trading on the Exchange the following day.  To the extent that the Fund holds swap contracts, information sufficient to permit valuation of the swap contract will be disclosed.

ABOUT AMERICAN DEPOSITARY RECEIPTS (ADRs)
Depositary Receipts (DRs), which include ADRs, Global Depositary Receipts (GDRs), Euro Depositary Receipts (Euro DRs) and New York Shares (NYSs), are negotiable securities that generally represent a non-U.S. company's publicly traded equity or debt. Depositary Receipts may be purchased in the U.S. secondary trading market. They may trade freely, just like any other security, either on an exchange or in the over-the-counter market. Although typically denominated in U.S. dollars, Depositary Receipts can also be denominated in Euros. Depositary Receipts can trade on all U.S. stock exchanges as well as on many European stock exchanges, and play an essential role in the global marketplace. Since the 1920's, investors, companies and traders have used Depositary Receipts to meet their global investing needs.

Steps in the Investment Process and Portfolio Construction

Step 1	Idea Generation – Live, Listen and Learn

Multi-disciplinary process combining thematic and company-specific influences
Personal experience informed by a well-defined template
• Live, listen and learn
• Read, study and reflect
• Identify and consider how to catch the dominant tailwinds
• Follow and contemplate respected thinkers and investment greats

Step 2	Quantitative Analysis – Narrowing the universe with basic screens, growth screens

Backward-looking screens help narrow the non-U.S. universe
Basic screen examples:
• Market cap of $3.5 billion or greater
• Traditional growth sectors
Quality growth screen examples:
• High returns on invested capital
• Low or no debt
• High gross, operating margins
• History of sustainable growth
End result: Only 100–150 names for consideration

Step 3	Fudamental Analysis -Examples of Fundamental Analysis Considerations

Dominant Tailwind protected by a durable Economic Moat?
• Clear and simple business model
• Understandable, high-quality products and services
• Strong competitive position
Robust culture driven by visionary leadership?
• Owner-operator, entrepreneurial culture
• Unquestionable integrity
Attractive valuation?
• Discounted cash flow model

Step 4	Portfolio Construction: Diversification considerations and risk controls

Exposure to, typically, 15 or more industries
Initial positions approximately 2-5%
Maximum position size approximately 10%
Maximum sector size approximately 45%
Maximum industry exposure approximately 15%
Maximum emerging markets exposure approximately 35%

Step 5	Portfolio Monitoring and Sell Discipline - Potential Sell Considerations

More attractive company replaces less attractive holding
Economic Moat (competitive advantage) is breached
Culture is challenged
Leadership loses its way
Valuation is no longer attractive
Material geopolitical or currency risk

WHO SHOULD INVEST IN THE FUND
•	Investors Seeking Diversification. - Spreading your investment risk among foreign companies and markets that are different than the U.S. economy can help to diversify an overall portfolio.
•
Investors seeking an alternative to the MSCI EAFE. -- The MSCI EAFE is an extremely inefficient investment strategy, approximately half of the index is in basic materials, energy, financials and utilities.

•
Investors seeking "focused" exposure to international investments. -- Long term perspective and concentrated portfolios have distinguished history's great investors from the herd.  This is most important in international markets where reliable and timely information is difficult to find, and a proven expert in the field can provide the right results.

•
Growth oriented investors seeking exposure to globalization trends. -- Foreign companies are increasingly becoming more powerful and important in the global market place. In fact, three quarter’s of the world’s GDP occurs outside of the United States.  ADRs allow you to invest in more regions and industries and potential growth opportunities than are available with U.S. only securities.

MORE INFORMATION ABOUT PRINCIPAL RISKS OF INVESTING IN THE FUND

Although the Fund intends to be primarily invested in other ETFs, an investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing primarily in American Depositary Receipts. In addition to the risks of investing in ADRs or foreign issuers converted to U.S. denomination, the Fund is subject to a number of other risks that may affect the value of its shares.  The prices of these securities change daily.  The degree to which the risks described below apply to the Fund varies according to its investment allocation.  A complete list of each security holding can be found daily on the Trust's website.  Each investor should review the complete description of the principal risks prior to investing in the Fund.

Liquidity Risk.  Trading in shares may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable.  In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules.  There can be no assurance that the requirements necessary to maintain the listing of the shares of the Fund will continue to be met or will remain unchanged.

Trading Risk.  Shares may trade below their NAV.  The NAV of shares will fluctuate with changes in the market value of the Fund’s holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. However, given that shares can be created and redeemed only in Creation Units at NAV (unlike shares of many closed-end mutual funds, which frequently trade at appreciable discounts from, and sometimes premiums to, their NAVs), the Advisor does not believe that large discounts or premiums to NAV will exist for extended periods of time.

Early Closing Risk.  The normal close of trading of securities listed on NASDAQ, NYSE Amex and NYSE, as well as those traded over-the-counter is 4:00 p.m., Eastern Time. Unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day.  If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

Foreign Securities Risk.  The Fund intends to invest, either directly or through swap contracts, in ADRs, which represent an interest in a security issued by a foreign issuer. Investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges).  In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States.  The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies.  Foreign investments may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.  There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

Equity Risk.  The prices of equity securities in which the Fund invests rise and fall daily.  These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by such companies may suffer a decline in response.  In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Cap Risk.  The Fund is subject to large-capitalization risks.  When the Fund invests in large-capitalization stocks, it runs the risk that such stocks may underperform other segments of the equity market or the equity market as a whole.

Emerging Markets Risk.  Investments in securities of emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Foreign Currency Risk.  The value of securities denominated in foreign currencies can change when foreign currencies strengthen or weaken relative to the U.S. Dollar. These currency movements may negatively impact the value of a foreign security even when there is no change in the value of the security in the issuer’s home country. Under normal circumstances, the Fund does not intend to hedge against the risk of currency exchange rate fluctuations, but reserves the right to do so if there is extreme volatility in currency exchange rates.

Underlying ETF Risk.    The Fund is subject to the same risks as the underlying ETFs.  While the risks of owning shares of an underlying ETF generally reflects the risks of owning the underlying securities of the ETF is designed to track, lack of liquidity in an underlying ETF can result in its value being more volatile than the underlying portfolio securities.  In addition, certain of the underlying ETFs may hold common portfolio positions, thereby reducing the diversification benefits of an asset allocation style.

CounterParty Risk.    The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to the ADR securities selected by the Portfolio Manager, without actually purchasing those securities or investments.  Such financial instruments include, bar are not limited to, total return swap agreements.  The Fund will use short-term counterparty agreements to exchange the returns earned or realized in particular predetermined investments, or instruments.  The Fund will not enter into any agreement with a counterparty unless the Sub-Advisor believes that the other party to the transaction is creditworthy.  The use of swap agreements and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions.  For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.  In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk.  Swap agreements also may be considered to be illiquid.

As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

OTHER INVESTMENT PRACTICES AND STRATEGIES
Please see the SAI for a more complete list of portfolio investment strategies, permitted investments and related risks.

PORTFOLIO HOLDINGS
A description of the Fund’s policies and procedures with respect to the disclosure of Fund portfolio securities is available (i) in the SAI and (ii) on the Trust's website.

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR
AdvisorShares Investments, LLC, located at 3 Bethesda Metro Center, Suite 700, Bethesda, Maryland 20814, serves as investment advisor of the Fund.  The Advisor continuously reviews, supervises, and administers the Fund’s investment program. In particular, the Advisor provides investment and operational oversight of the Sub-Advisor. The Board supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Advisor shall receive 0.75% of the NAV of the Fund and such fees do not include breakpoints.

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares. The Advisor has contractually agreed to reduce its fees and/or reimburse expense in order to keep net expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses) from exceeding 1.25% of the Fund's average daily net assets until November 22, 2010.  The expense limitation agreement will be terminated upon termination of the investment advisory agreement between the Advisor and the Fund.  The investment advisory agreement may only be terminated with the approval of the Fund's Board.  If at any point it becomes unnecessary for the Advisor to reduce fees or make expense reimbursements, the Board may permit the Advisor to retain the difference between the Total Annual Fund Operating Expenses and 1.25% to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period.

A discussion regarding the basis for the Board's November 9, 2009 approval of the Fund’s investment advisory agreement will be available in the Fund’s December 31, 2009 Semi-Annual Report to Shareholders, which covers the period from June 30, 2009 to December 31, 2009.

INVESTMENT SUB-ADVISOR
WCM Investment Management, located at 281 Brooks Street, Laguna Beach, CA 92651, serves as investment sub-advisor to the Fund.  The Sub-Advisor is responsible for selecting the Fund’s investments according to the Fund investment objective, polices and restrictions.  WCM Investment Management was established in 1976.  WCM Investment Management serves as investment adviser to a variety of individual and institutional investor accounts. As of December 31, 2009 WCM Investment Management managed approximately $1.4 billion in assets for individuals and institutional investors, private funds, retirement plans and financial intermediaries.

Pursuant to an investment sub-advisory agreement between the Sub-Advisor and the Advisor, the Advisor pays the Sub-Advisor, on a monthly basis out of its management fee, an annual advisory fee of 0.25% based on the average daily net assets of the Fund.

A discussion regarding the basis for the Board's November 9, 2009 approval of the investment sub-advisory agreement will be available in the Fund’s December 31, 2009 Semi-Annual Report to Shareholders, which covers the period from June 30, 2009 to December 31, 2009.

PORTFOLIO MANAGERS
The following portfolio managers are primarily responsible for the day-to-day management of the Fund.

Paul R. Black, Portfolio Manager, President & Co-CEO
Mr. Black’s primary responsibilities include portfolio management and equity research. His 26-year career in the investment business includes positions as portfolio manager with Wells Fargo Private Banking Group and Bank of America. He is a member of the Investment Strategy Group. He helps define the firm’s investment strategy and has an active role in the selection of securities. Mr. Black also sets the firm’s direction and acts as a client liaison for communication of investment decisions and strategy. Mr. Black holds a B.S. in Finance from California State University, San Diego. Mr. Black is currently a member of both the CFA Institute and the CFA Society of Orange County.

Kurt R. Winrich, CFA, Portfolio Manager, Chairman & Co-CEO
Mr. Winrich’s primary responsibilities include portfolio management and equity research. He has over 25 years of experience in the investment business, and is a member of the Investment Strategy Group. Prior to joining WCM Mr. Winrich was the head of computer-aided design and analysis at Hughes Electronics Santa Barbara Research Center.  Mr. Winrich graduated from Stanford University with an M.S. and B.S. in Electrical Engineering.  He is a CFA Charterholder and is a member of both the CFA Institute and the CFA Society of Orange County. Mr. Winrich is also a member of the Dean’s Advisory for the Business School at Concordia University, Irvine.

Peter J. Hunkel, JD, Portfolio Manager & Business Analyst
Mr. Hunkel’s primary responsibilities include portfolio management and equity research. He is a member of the Investment Strategy Group, having joined at its formation. His 11-year career in the investment business includes positions as Chief Operating Officer and Senior Portfolio Manager for Centurion Alliance and as a portfolio analyst for the Templeton Private Client Group. Mr. Hunkel officially joined WCM in 2007, though the working relationship dates to 2001 by virtue of an exclusive alliance between WCM and Centurion (which ended when Mr. Hunkel officially joined WCM). He earned his B.A. degree with honors from San Jose State University, and earned a Juris Doctorate (J.D.) from Monterey College of Law. He is a Certified Investment Management Analyst (CIMA) and a member of IMCA.

Michael B. Trigg, Portfolio Manager & Business Analyst
Mr. Trigg’s primary responsibilities include portfolio management and equity research. He has nine years of experience in the investment management industry and is a member of the Investment Strategy Group. Prior to joining WCM, Mr. Trigg worked at Morningstar, Inc. in Chicago, IL, where he managed their model Growth Portfolio and covered a variety of companies in the technology industry. He also worked as an analyst at the Motley Fool, an online investment service. Mr. Trigg joined WCM in 2006. He earned his B.S. degree in Finance with honors from Saint Louis University.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund is available in the SAI.

PORTFOLIO MANAGER’S PRIOR RECORD
In addition to managing the Fund’s portfolio, WCM acts as portfolio manager to their Focused Growth International Composite; which contains fully discretionary Focused Growth International equity accounts.  The Focused Growth International Composite has an inception date of 12/1/2004. The Focused Growth International Composite has substantially similar objectives, policies, and strategies as those of the Fund.  Since 12/1/2004, WCM has had primary responsibility for the investments of Focused Growth International Composite, and had final authority over all aspects of the portfolio's investment, including but not limited to purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash flows in accordance with the portfolio's investment policies and strategies.  WCM will have the same degree of discretion in advising the Fund.

The performance tables below reflect the performance of the Focus Growth International Composite managed by WCM which has substantially similar objectives, policies, and strategies as those of the Fund, for the entire period (subject to public availability of such information) in which the portfolio managers have had primary responsibility for the investments of such accounts.

The total returns of the Focused Growth International Composite since the inception 12/1/2004 and compared with the performance of the MSCI EAFE Index* and MSCI EAFE Growth Index were:

* The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index is a widely recognized, capital-weighted, unmanaged index of over 1,100 stocks listed on the stock exchanges of various non-U.S. countries.

Comparative Performance Annualized Returns (%)

Trailing Period Performance	1 Year	2 Year	3 Year	4 Year	5 Year	Inception*
Focused Growth International Composite**	44.42	-1.65	6.24	11.09	12.01	12.38
MSCI EAFE	32.46	-13.15	-5.57	1.66	4.02	4.83
MSCI EAFE Growth	29.91	-13.54	-4.41	1.74	4.02	4.80
*Inception 12/1/04.
**The Composite is composed of 12 accounts.

Calendar Year Performance	2009	2008	2007	2006	2005
Focused Growth International Composite	44.4	-33.0	24.0	27.0	15.8
MSCI EAFE	32.5	-43.1	11.6	26.9	14.0
MSCI EAFE Growth	29.9	-42.5	16.8	22.7	13.6

The performance information shown above is designed to demonstrate the historical track record of WCM. The information does not represent the historical performance of the Fund and should not be considered a prediction of its future performance.  Performance will vary based on many factors, including market conditions, the composition of the Fund’s holdings and the Fund’s expenses.  The information was prepared by the Sub-Advisor and taken from publicly available sources. The Fund believes that such information is reliable, but does not guarantee its accuracy, timeliness or completeness. In addition, the information presented is current as of the date shown but may not be current as of the date you review it.

INDEX PROVIDER INFORMATION
"BNY Mellon" and "BNY Mellon Classic ADR Index SM" are service/licensor marks of The Bank of New York Mellon Corporation, a full service depository bank which develops, maintains and licenses indexes for use as benchmarks and as the basis of investment products, and have been licensed for use by AdvisorShares Investments, LLC.  The Fund is not sponsored, endorsed or sold by BNY Mellon and The Bank of New York Mellon Corporation makes no representation regarding the advisability of investing in the Fund.

OTHER SERVICE PROVIDERS
Foreside Fund Services, LLC (the "Distributor") is the principal underwriter and distributor of the Fund’s shares.  Its principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101.  The Distributor will not distribute shares in less than whole Creation Units, and it does not maintain a secondary market in the shares.  The Distributor is a broker-dealer registered under the Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). The Distributor is not affiliated with the Advisor, The Bank of New York Mellon Corporation or their affiliates.

The Bank of New York Mellon Corporation, located at 101 Barclay Street, New York, New York 10286, serves as the administrator, custodian, transfer agent and fund accounting agent for the Fund.

Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Ave, N.W., Washington, D.C. 20004, serves as legal counsel to the Fund.

Tait, Weller & Baker LLP, located at 1818 Market Street, Philadelphia PA 19103, serves as the Fund’s independent registered public accounting firm.  The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

SHAREHOLDER INFORMATION

CALCULATING NET ASSET VALUE (NAV)
The Fund calculates its NAV by: (i) taking the current market value of its total assets; (ii) subtracting any liabilities; and (iii) dividing that amount by the total number of shares owned by shareholders.

The Fund calculates NAV once each business day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). The NYSE is typically closed on weekends and most national holidays.

In calculating NAV, the Fund generally values its investment portfolio at market price.  If market prices are unavailable or the Fund thinks that they are unreliable, or when the value of a security has been materially affected by events occurring after the relevant market closes, the Fund will price those securities at fair value as determined in good faith using methods approved by the Board of Trustees.  Because the Fund invests primarily in other ETFs with readily available pricing, it is expected that there would be limited circumstances in which the Fund would use fair value pricing – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

More information about the valuation of the Fund’s holdings can be found in the SAI.

SHARE TRADING PRICES
The prices of the Fund’s shares are based on market price, which may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.  The Exchange intends to disseminate the approximate value of the portfolio underlying a share of the Fund every fifteen seconds.  This approximate value should not be viewed as a "real-time" update of the NAV of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day. The Fund is not involved in, or responsible for, the calculation or dissemination of such values and makes no warranty as to their accuracy.

DIVIDENDS AND DISTRIBUTIONS
The Fund pays out dividends to shareholders at least annually.  The Fund distributes its net capital gains, if any, to shareholders annually.

ACTIVE INVESTORS AND MARKET TIMING
Shares of the Fund are listed for trading on the Exchange, which allows retail investors to purchase and sell individual shares at market prices throughout the trading day similar to other publicly traded securities. Because these secondary market trades do not involve the Fund directly, it is unlikely that secondary market trading would cause any harmful effects of market timing for example: dilution, disruption of portfolio management, increases in the Fund’s trading costs or realization of capital gains. The Board has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of a Participant Agreement between the Distributor and an Authorized Participant, principally in exchange for a basket of securities that mirrors the composition of the Fund’s portfolio and a specified amount of cash.  Direct trading by Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. The Fund also imposes a transaction fee on such Creation Unit transactions that is designed to offset the Fund’s transfer and other transaction costs associated with the issuance and redemption of the Creation Unit shares.

BOOK ENTRY
Shares are held in book-entry form, which means that no stock certificates are issued.  DTC or its nominee, is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants.  DTC serves as the securities depository for all shares.  Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC.  As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares.  Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants (e.g., broker-dealers, banks, trust companies, or clearing companies).  These procedures are the same as those that apply to any stocks that you hold in book entry or "street name" through your brokerage account.

INVESTING IN THE FUND
For more information on how to buy and sell shares of the Fund, call the Trust at 877.THE.ETF1 (877.843.3831) or visit the Fund’s website at www.advisorshares.com.

INVESTMENTS BY INVESTMENT COMPANIES
The acquisition of shares of the Fund by other investment companies is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940.

DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan that allows the Fund to pay distribution fees to the Distributor and other firms that provide distribution services ("Service Providers"). If a Service Provider provides distribution services, the Fund will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of its average daily net assets, pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Distributor will, in turn, pay the Service Provider out of its fees.

No distribution fees are currently charged to the Fund; there are no plans to impose these fees, and no such fees will be charged prior to November 22, 2010.  However, in the event that 12b-1 fees are charged in the future, because the Fund pays these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.  In that event, the Fund will notify investors by adding disclosure on the Fund's website and in the Fund's prospectus. Any distribution fees will be approved by the Board.

WCM / BNY MELLON FOCUSED GROWTH ADR ETF

Advisor	AdvisorShares Investments, LLC 3 Bethesda Metro Center, Suite 700 Bethesda, Maryland 20814
Sub-Advisor	WCM Investment Management 281 Brooks Street Laguna Beach, California 92651
Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101
Legal Counsel	Morgan, Lewis & Bockius LLP 1111 Pennsylvania Ave, N.W. Washington, D.C. 20004
Administrator & Transfer Agent	The Bank of New York Mellon Corporation 101 Barclay Street New York, NY 10286
Custodian	The Bank of New York Mellon Corporation 101 Barclay Street New York, NY 10286

ADDITIONAL INFORMATION

Additional and more detailed information about the Fund is included in the SAI dated November 23, 2009, as supplemented January 8, 2010. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its website ("http://www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090). You may request documents from the SEC by mail, upon payment of a duplication fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102 or by emailing the SEC at the following address: publicinfo@sec.gov.

You may obtain a copy of the SAI or the Annual or Semi-Annual Reports (once available), without charge by calling 877.843.3831, visiting the website at advisorshares.com, or writing to the Trust at 3 Bethesda Metro Center, Suite 700, Bethesda, Maryland  20814. Additional information about the Fund’s investments will be available in the Annual and Semi-Annual Reports. Also, in the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Fund. This Prospectus does not constitute an offering by the Fund in any jurisdiction where such an offering is not lawful.

The Trust’s SEC Investment Company Act File Number is 811-22110

STATEMENT OF ADDITIONAL INFORMATION

ADVISORSHARES TRUST
3 Bethesda Metro Center
Suite 700
Bethesda, Maryland 20814
877.843.3831
www.advisorshares.com

AdvisorShares Trust (the “Trust”) is an investment company offering professionally managed investment portfolios. This Statement of Additional Information (“SAI”) relates to shares of the following portfolio (the “Fund”):

(AADR) WCM / BNY MELLON FOCUSED GROWTH ADR ETF

This SAI is not a prospectus.  It should be read in conjunction with the Fund’s Prospectus, dated November 23, 2009 which incorporates this SAI by reference.  Capitalized terms not defined herein are defined in the Prospectus.  Copies of the Fund’s Prospectus are available, without charge, upon request to the Trust at the address above or by telephoning the Trust at the telephone number above. Shares of the Fund are subject to listing on New York Stock Exchange Arca, Inc. ("NYSE Arca" or the "Exchange"), and will trade in the secondary market.

The date of this SAI is November 23, 2009, as supplemented January 8, 2010

TABLE OF CONTENTS

Page

GENERAL INFORMATION ABOUT THE TRUST	1

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS	1

INVESTMENT RESTRICTIONS	12

CONTINUOUS OFFERING	13

EXCHANGE LISTING AND TRADING	14

PORTFOLIO TRANSACTIONS AND BROKERAGE	14

MANAGEMENT OF THE TRUST	16

BOOK ENTRY ONLY SYSTEM	22

CREATION AND REDEMPTION OF CREATION UNITS	23

DETERMINATION OF NET ASSET VALUE	29

DIVIDENDS, DISTRIBUTIONS, AND TAXES	30

INDEX PROVIDER INFORMATION	35

OTHER INFORMATION	36

COUNSEL	37

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	37

CUSTODIAN	38

APPENDIX A	A-1

GENERAL INFORMATION ABOUT THE TRUST

The Trust, an open-end management investment company, was organized as a Delaware statutory trust on July 30, 2007. The Trust currently consists of two investment portfolios (each a "fund"), the WCM / BNY Mellon Focused Growth ADR ETF (the “Fund”) and the Dent Tactical ETF.  All payments received by the Trust for shares of any fund belong to that fund.  The Fund has its own assets and liabilities. Additional series and/or classes may be created from time to time.

The shares of the Fund are subject to approval for listing on the NYSE Arca. The shares of the Fund described in the Fund’s Prospectus will trade on the Exchange at market prices that may be below, at, or above net asset value (“NAV”) of the Fund.

The Fund offers and issues shares at NAV only in aggregated lots of 25,000 or more shares (each a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for: (i) a basket of equity securities (the “Deposit Securities”); and (ii) an amount of cash (the “Cash Component”). Shares are redeemable only in Creation Unit Aggregations, and, generally, in exchange for portfolio securities and a specified cash payment.

The Trust reserves the right to offer an “all cash” option for creations and redemptions of Creation Units for the Fund. In addition, Creation Units may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain a cash deposit with the Trust at least equal to 115% of the market value of the missing Deposit Securities. In each instance, transaction fees may be imposed that will be higher than the transaction fees associated with traditional in-kind creations or redemptions. In all cases, such fees will be limited in accordance with U.S. Securities and Exchange Commission (“SEC”) requirements applicable to management investment companies offering redeemable securities. See the “Creation and Redemption of Creation Units” section for detailed information.

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS

General
AdvisorShares Investments, LLC (the “Advisor”) serves as the investment advisor to the Fund.  The day-to-day portfolio management of the Fund is provided by WCM Investment Management, the sub-advisor to the Fund (the “Sub-Advisor”).  The Sub-Advisor selects securities for the Fund in which to invest pursuant to an “active” management strategy for security selection and portfolio construction. The Fund will periodically change the composition of its portfolio to best meet its investment objective. The Prospectus describes the key features of the Fund, as well as important additional information.

The Fund’s investment objective is long-term capital appreciation above international benchmarks, such as the BNY Mellon Classic ADR Index and the MSCI EAFE Index. The investment objective of the Fund is “non-fundamental” and may be changed upon 60 days’ written notice to shareholders.

Investment Philosophy
WCM believes that attractive returns can only be achieved by structuring portfolios distinct from the market indices.  As a result, the Fund’s portfolio will typically have exposure to fewer than 30 companies concentrating on the best ideas developed in WCM’s investment process.  The focus is on industry-leading non-US organizations, led by visionary management teams with sound business strategies.  WCM believes that these companies often dominate their industry and are likely to continue that domination well into the future. Thus, when selecting equity investments, typically the minimum time horizon is 3-5 years.

The Investment Process
WCM's employs a team approach through Investment Strategy Group, consisting of four senior investment professionals (the “Portfolio Managers”).  This team establishes portfolio guidelines for sector and industry analysis and develops the portfolio of the Fund.  The Portfolio Managers analyze the major trends in the global economy in order to identify those economic sectors and industries that are most likely to benefit. Utilizing their investment philosophy above, the Portfolio Managers design the portfolio strategy that will best capitalize on the expected growth. All buy and sell decisions are made by the Portfolio Managers.

WCM utilizes independent “grass roots” research sources for analysis of individual companies and trends, not Wall Street reports. Investment ideas are generated from a number of sources including independent research firms, industry publications, financial media, and news events.

Portfolio Construction
WCM seeks direct and indirect exposure to non-US domiciled quality growth businesses with superior growth prospects, high returns on invested capital and low or no debt. It also requires each company to maintain a durable competitive advantage, what management terms an “Economic Moat”.  The Portfolio Managers strongly consider qualitative elements such as corporate culture and the strength, quality and trustworthiness of management. WCM is sensitive to valuation and will avoid companies with limited or spotty histories. The Portfolio Managers concentrate their efforts on large established multinationals, with a primary emphasis in the large cap space. Unlike other international growth managers, WCM generally passes on businesses in leveraged, non-growth sectors such as energy, basic materials, utilities or financials. Instead, WCM focuses its attention on conventional growth sectors like technology, consumer discretionary & staples and healthcare. The Fund’s portfolio consists primarily of exchange-traded funds (“ETFs”), as well as American Depositary Receipts (ADRs) and swap contracts.

RISK FACTORS

Borrowing
While the Fund does not anticipate doing so, the Fund may borrow money for investment purposes. Borrowing for investment purposes is one form of leverage.  Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of the Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV of the Fund will increase more when the Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case.  Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds.  Under adverse conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.  The Fund intends to use leverage during periods when the Sub-Advisor believes that the Fund’s investment objective would be furthered.

The Fund may also borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the Fund promptly.  As required by the Investment Company Act of 1940 (the "1940 Act"), the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage requirement.  Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets. Borrowings for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement.  The Fund is authorized to pledge portfolio securities as the Sub-Advisor deems appropriate as may be necessary in connection with any borrowings for extraordinary or emergency purposes, in which event such pledging may not exceed 15% of the Fund's assets, valued at cost.

American Depositary Receipts (ADRs)
Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities.  These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges).  In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States.  The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies.  Because of its foreign investments, the Fund may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.  There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

Equity Securities
The Fund may invest in equity securities.  Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The Fund may purchase equity securities traded in the U.S. on registered exchanges or the over-the-counter market. The Fund may invest in the types of equity securities described below:

•
Common Stock.  Common stock represents an equity or ownership interest in an issuer.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

•
Preferred Stock.  Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

•
Warrants.  Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time.  Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security.  The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.  A warrant ceases to have value if it is not exercised prior to its expiration date.  These factors can make warrants more speculative than other types of investments.

•
Convertible Securities.  Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio.  A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue.  If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities.  Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion.  The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities.  However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder.  When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase.  At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks.  Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise.  Convertible securities are also subject to credit risk, and are often lower-quality securities.

•
Master Limited Partnerships ("MLPs").  MLPs are limited partnerships in which the ownership units are publicly traded.  MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market.  MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects.  Generally, a MLP is operated under the supervision of one or more managing general partners.  Limited partners are not involved in the day-to-day management of the partnership.

The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation.  For example, state law governing partnerships is often less restrictive than state law governing corporations.  Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation.  Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

Investments in ETFs
The Fund currently intends to invest primarily in the securities of other ETFs consistent with the requirements of Section 12(d)(1) of the 1940 Act, or any rule, regulation or order of the SEC or interpretation thereof. The Fund will only make such investments in conformity with the requirements of Section 817 of the Internal Revenue Code of 1986, as amended (the "Code").

If the Fund invests in, and thus, is a shareholder of, another ETF, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other ETF, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

The ETFs in which the Fund will invest will primarily be index-based ETFs that hold substantially all of their assets in securities representing a specific index.  Typically the components of such indexes will be short-term U.S. government securities.  The main risk of investing in index-based investments is the same as investing in a portfolio of securities comprising the index.  The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs).  Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.  The Trust has entered into agreements with several ETFs that permit, pursuant to an SEC order, the Fund, to purchase shares of those ETFs beyond the Section 12(d)(1) limits described above.

Futures and Options Transactions
Futures and Options on Futures.  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”). The Fund may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes.  To the extent the Fund uses futures and/or options on futures, it will do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”). The Trust, on behalf of all of its series, including the Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to “cover” its position in order to limit leveraging and related risks.  To cover its position, the Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities.  Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

The Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract.  In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option.  In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Fund’s use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Sub-Advisor’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

Options. The Fund may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period.  The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. When the Fund writes an option on a security, on an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

The Fund may trade put and call options on securities, securities indices and currencies, as the Sub-Advisor determines is appropriate in seeking the Fund’s investment objective, and except as restricted by the Fund’s investment limitations.  See “Investment Restrictions.”

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, the Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. The Fund purchasing put and call options pays a premium; therefore, if price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.

The Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Fund may purchase and write options on an exchange or over-the-counter. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Illiquid Securities
While the Fund does not anticipate doing so, the Fund may purchase or hold illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), but which can be offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act.  The Fund will not invest more than 15% of the Fund’s net assets in illiquid securities.  If the percentage of the Fund’s net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.  Under the current guidelines of the staff of the SEC, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws.  The Fund may not be able to sell illiquid securities when the Sub-Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid.  In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid.  Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on NAV.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a “safe harbor” from 1933 Act registration requirements for qualifying sales to institutional investors.  When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, the Fund may make such investments whether or not such securities are “illiquid” depending on the market that exists for the particular security.  The board of trustees of the Trust (the “Board”) has delegated the responsibility for determining the liquidity of Rule 144A restricted securities, which may be invested in by the Fund, to the Sub-Advisor.

Lending of Portfolio Securities
The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund’s Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Advisor, Sub-Advisor, or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund’s securities lending agent. By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government securities or letters of credit are used as collateral.

The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund’s administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

Portfolio Turnover
Portfolio turnover may vary from year to year, as well as within a year. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses which would be borne by the Fund. In addition, the Fund’s portfolio turnover level may adversely affect the ability of the Fund to achieve its investment objective. Because the Fund’s portfolio turnover rate, to a great extent, will depend on the creation and redemption activity of investors, it is difficult to estimate what the Fund’s actual portfolio turnover rate will be in the future.

“Portfolio Turnover Rate” is defined under the rules of the SEC as the lesser of the value of the securities purchased or of the securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year.  Based on this definition, instruments with a remaining maturity of less than one-year are excluded from the calculation of the portfolio turnover rate.  Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Fund invests since such contracts generally have a remaining maturity of less than one-year.

Repurchase Agreements
The Fund may enter into repurchase agreements with financial institutions, which may be deemed to be loans.  The Fund follows certain procedures designed to minimize the risks inherent in such agreements.  These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Sub-Advisor.  In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.  It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund’s net assets.  The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Sub-Advisor, liquidity or other considerations so warrant.

Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements without limit as part of the Fund’s investment strategy.  Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price.  Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities.  Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.  Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when this will be advantageous to the Fund.  The Fund will establish a segregated account with the Trust’s custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund’s obligations in respect of reverse repurchase agreements.  Such reverse repurchase agreements could be deemed to be a borrowing, but are not senior securities.

Stock Index Futures Contracts
The Fund may buy and sell stock index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade.  A stock index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made.  The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place.  Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

At the time the Fund purchases a futures contract, an amount of cash, U.S. Government securities or other liquid securities equal to the market value of the futures contract will be deposited in a segregated account with the Fund’s custodian.  When writing a futures contract, the Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract.  Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

Swap Agreements
The Fund expects to enter into swap agreements, including, but not limited to, equity index swaps and interest rate swap agreements. The Fund will utilize swap agreements in an attempt to gain exposure to specific securities in a market without actually purchasing those securities, or to hedge a position.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities.  Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).

The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund’s illiquid investment limitations.  The Fund will not enter into any swap agreement unless the Sub-Advisor believes that the other party to the transaction is creditworthy.  The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund will enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable.  The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer.  The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks.  The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks.  Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets.  Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that the Fund is contractually obligated to make.  If the other party to a swap agreement defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.  The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by the Fund’s custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Fund and the Sub-Advisor believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the OTC market.  The Sub-Advisor, under the supervision of the Advisor and the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of swap agreements is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

U.S. Government Securities
The Fund, or the ETFs in which it invests, may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, Freddie Mac, the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation ("Farmer Mac").

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae, and Freddie Mac, placing the two federal instrumentalities in conservatorship.  Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality.  Under this agreement, the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets.  This is intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership.  Consequently, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected.  Additionally, the U.S. Treasury has implemented a temporary program to purchase new mortgage-backed securities issued by the instrumentalities.  This is intended to create more affordable mortgage rates for homeowners, enhance the liquidity of the mortgage market and potentially maintain or increase the value of existing mortgage-backed securities.  The program expires in December 2009.  No assurance can be given that the U.S. Treasury initiatives will be successful.

When-Issued and Delayed-Delivery Securities
The Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction).  These securities are subject to market fluctuation and no interest accrues to the purchaser during this period.  At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund’s NAV.  The Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% of the Fund’s net assets would be so invested.  At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.  The Fund will also establish a segregated account with the Fund’s custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund’s purchase commitments for such when-issued or delayed-delivery securities.  The Trust does not believe that the Fund’s NAV or income will be adversely affected by the Fund’s purchase of securities on a when-issued or delayed-delivery basis.

Zero Coupon Bonds
The Fund, or the ETFs in which it invests, may invest in U.S. Treasury zero-coupon bonds.  These securities are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons.  Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity.  Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds.  Because dividend income is accrued throughout the term of the zero coupon obligation, but is not actually received until maturity, the Fund may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation.  Unlike regular U.S. Treasury bonds which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments.  Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, the discount reflecting the current value of the deferred interest; this discount is amortized as interest income over the life of the security, and is taxable even though there is no cash return until maturity.  Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds.  Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of “Separate Trading of Registered Interest and Principal of Securities” (or “STRIPS”).  While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds.  Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.

Temporary Defensive Positions
To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments.  The Fund may be invested in these instruments for extended periods, depending on the Sub-Advisor’s assessment of market conditions.  These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements.  While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.  Furthermore, to the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro- rata portion of such money market funds’ advisory fees and operational fees.  The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

INVESTMENT RESTRICTIONS

Fundamental Policies of the Fund
In addition to the limits disclosed above and the investment limitations described in the Prospectus, the Fund is subject to the following investment limitations that are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of the Fund.  Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

Borrowing. The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets.  Except a fund may enter into reverse repurchase agreements.

Commodities. The Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

Diversification. The Fund may not (i) with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or shares of investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.  For purposes of this policy, the issuer of a Depository Receipt will be deemed to be the issuer of the respective underlying security.

Concentration. The Fund may not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. The Fund will not invest 25% or more of its total assets in any investment company that so concentrates.  This limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or shares of investment companies. For purposes of this policy, the issuer of a Depository Receipt will be deemed to be the issuer of the respective underlying security.

Loans, Repurchase Agreements and Loans of Portfolio Securities. The Fund may make loans only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Real Estate. The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

Senior Securities. The Fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Underwriting. The Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or in connection with investments in other investment companies.

Non-Fundamental Policies
The following investment limitation is a non-fundamental policy of the Fund and may be changed with respect to the Fund by the Board:

The Fund will under normal circumstances have at least 80% of its total assets invested in ADRs or their synthetic equivalent.  Prior to any change in this policy, the Fund will provide shareholders with 60 days written notice.  The Fund may not purchase or hold illiquid securities if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit of shares are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor (as defined below), breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters,” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to shares are reminded that, under Rule 153 of the 1933 Act, a prospectus-delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on an exchange is satisfied by the fact that the prospectus is available at the exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

Shares of the Fund are listed and traded on the Exchange.  The shares of the Fund will trade on the Exchange at prices that may differ to some degree from the Fund’s NAV.  There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares will continue to be met.

As in the case of other stocks traded on the Exchange, broker’s commissions on purchases or sales of shares in market transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Brokerage Transactions.  Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Sub-Advisor may place a combined order, often referred to as “bunching,” for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security or other instrument if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Sub-Advisor, the Advisor, and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. In addition, in some instances the Fund effecting the larger portion of a combined order may not benefit to the same extent as participants effecting smaller portions of the combined order.  Nonetheless, the Sub-Advisor and Advisor believe that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

Brokerage Selection.  The Trust does not expect to use one particular broker-dealer to effect the Trust’s portfolio transactions.  When one or more broker-dealers is believed capable of providing the best combination of price and execution, the Sub-Advisor may not select a broker-dealer based on the lowest commission rate available for a particular transaction.  In those cases, the Sub-Advisor may pay a higher commission than otherwise would be available as permitted by Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”), which provides that the Sub-Advisor may cause the Fund to pay a broker-dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged as long as the Sub-Advisor makes a good faith determination that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer.  To the extent the Sub-Advisor obtains brokerage and research services that it otherwise would acquire at its own expense, the Sub-Advisor may have incentive to place a greater volume of transactions or pay higher commissions than would otherwise be the case.

The Sub-Advisor will only obtain brokerage and research services from broker-dealers in arrangements permitted by Section 28(e) of the Exchange Act.  The types of products and services that the Sub-Advisor may obtain from broker-dealers through such arrangements will include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis.  The Sub-Advisor may use products and services provided by brokers in servicing all of its client accounts and not all such products and services may necessarily be used in connection with the account that paid commissions to the broker-dealer providing such products and services.  Any advisory or other fees paid to the Sub-Advisor are not reduced as a result of the receipt of brokerage and research services.

In some cases the Sub-Advisor may receive a product or service from a broker that has both a “research” and a “non-research” use.  When this occurs, the Sub-Advisor makes a good faith allocation between the research and non-research uses of the product or service.  The percentage of the service that is used for research purposes may be paid for with brokerage commissions, while the Sub-Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes.  In making this good faith allocation, the Sub-Advisor faces a potential conflict of interest, but the Sub-Advisor believes that its allocation procedures are reasonably designed to appropriately allocate the anticipated use of such products and services to research and non-research uses.

Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Advisor, the Sub-Advisor, or the Distributor for a commission in conformity with the 1940 Act, the Exchange Act and rules promulgated by the SEC. Under the 1940 Act and the Exchange Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Board, including those who are not “interested persons” of the Fund, has adopted procedures for evaluating the reasonableness of commissions paid to affiliates and reviews these procedures periodically.

Securities of “Regular Broker-Dealers.”  The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year.  “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or  (iii) sold the largest dollar amounts of the Trust’s shares.  Because the Fund is new, as of the date of this SAI, the Fund did not hold any securities of its “regular brokers and dealers.”

MANAGEMENT OF THE TRUST

Board Responsibilities. The management and affairs of the Trust are supervised by the Board under the laws of the State of Delaware. The Board has approved contracts, as described below, under which certain companies provide essential management services to the Trust.

Members of the Board and Officers of the Trust.  Set forth below are the names, ages, position with the Trust, term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as members of the Board and as Executive Officers of the Trust.  Also included below is the term of office for each of the Executive Officers of the Trust.  The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust’s Declaration of Trust.

Name, Address and Date of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer	Other Directorships Held by Trustee
Interested Trustees
Noah Hamman* 3 Bethesda Metro Center, Suite 700, Bethesda, MD 20814 (born 1968)	Trustee, No set term; served since 2009	Founder of AdvisorShares Investments, LLC (2006-present); President and CEO of Arrow Investment Advisors, LLC (2006-2008); Vice-President - Business Development of Rydex Investments (2001-2006).	2	None
Independent Trustees
Paul Aaronson 3 Bethesda Metro Center, Suite 700, Bethesda, MD 20814 (born 1956)	Trustee, No set term; served since 2009	Managing Member of Stone Keep Capital Management, LLC (2008-present); President of Scaroon Associates (financial services consulting) (2006); CEO of PlusFunds Group, Inc. (registered investment adviser) (2005) Executive Managing Director of Standard & Poor’s. (2001)	2	None

Name, Address and Date of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer	Other Directorships Held by Trustee
Elizabeth (Betsy) Piper/Bach 3 Bethesda Metro Center, Suite 700, Bethesda, MD 20814 (born 1952)	Trustee, No set term; served since 2009	Vice President of NADA Plan Administrators (retirement plan administration) (2009-present); President of Cardinal Trust and Investments (2008); CIO for Wilson/Bennett Capital Management (2006); Senior Vice President and Chief Trust Officer at FBR National Trust Co., (2001).	2	1
Officers
Noah Hamman 3 Bethesda Metro Center, Suite 700, Bethesda, MD 20814 (born 1968)	Chief Executive Officer, Principal Financial Officer & President, No set term; served since 2009	Founder of AdvisorShares Investments, LLC (2006-present); President and CEO of Arrow Investment Advisors, LLC (2006-2008); Vice-President - Business Development of Rydex Investments (2001).	2	None
Dan Ahrens 4144 N. Central Expressway, Suite 600, Dallas, TX 75204 (born 1966)	Chief Compliance Officer, Secretary & Treasurer, No set term; served since 2009	Executive Vice President of AdvisorShares Investments, LLC (2008 - present); President of Ahrens Advisors, LP (2005-2008); President of Mutuals Advisors, Inc & Mutuals.com Funds (2005); President of Mutuals Advisors, Inc. & Mutuals.com Funds (2003).	2	None

*	Mr. Hamman is an "interested" person of the Trust, as that term is defined in the 1940 Act, by virtue of his ownership and controlling interest in the Advisor.

Board Standing Committees.  The Board has established the following standing committees:

Audit Committee.  The Board has a standing Audit Committee that is composed of each of the independent Board members of the Trust.  The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust’s independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; serving as a channel of communication between the independent registered public accounting firm and the Board; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, if any, reports submitted to the Committee by the Trust’s service providers that are material to the Trust as a whole, and management’s responses to any such reports; reviewing the Trust’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, the independent registered public accounting firm’s report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with the Trust’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust’s financial statements; and other audit related matters.  Each Independent Trustee serves as a member of the Audit Committee. The Audit will meet periodically as necessary.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Fund and all AdvisorShares funds as of the end of the most recently completed calendar year.  Because the Fund is new, as of the date of this SAI, none of the Trustees beneficially own shares of the Fund.  Dollar amount ranges disclosed are established by the SEC.  “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.  The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name of Trustee	Fund Name	Dollar Range of Fund Shares	Aggregate Dollar Range of Shares in All AdvisorShares Funds Overseen by Trustee
Noah Hamman	N/A	None	$0
Paul Aaronson	N/A	None	$0
Elizabeth Piper/Bach	N/A	None	$0

Board Compensation. – The following table sets forth the estimated compensation that will be paid to each Trustee by the Trust for the fiscal year ending June 30, 2010.  Prior to the Trust’s commencement of operations no Trustee was compensated.

Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex
Interested Trustees
Noah Hamman	N/A	N/A	N/A	N/A
Independent Trustees
Paul Aaronson	$2,000	N/A	N/A	$2,000
Elizabeth (Betsy) Piper/Bach	$2,000	N/A	N/A	$2,000

Code of Ethics
The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act.  In addition, the Advisor, Sub-Advisor and Distributor have adopted a Code of Ethics pursuant to Rule 17j-1.  These Codes of Ethics (each a “Code of Ethics” and together the “Codes of Ethics”) apply to the personal investing activities of trustees, directors, officers and certain employees (“access persons”).  Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons.  Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes.  In addition, certain access persons are required to obtain approval before investing in private placements and are prohibited from investing in IPOs.  Copies of the Codes of Ethics are on file with the SEC, and are available to the public.

Proxy Voting
The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Sub-Advisor. The Sub-Advisor will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A to this SAI. The Board will periodically review the Fund’s proxy voting record.

The Trust will annually disclose its complete proxy voting record on Form N-PX.  The Trust’s most recent Form N-PX will be available without charge, upon request by calling 877.843.3831 or by writing to the Trust at 3 Bethesda Metro Center, Suite 700, Bethesda, Maryland 20814. The Trust’s Form N-PX will also be available on the SEC’s web site at www.sec.gov.

The Advisor and the Advisory Agreement
The Advisor, a registered investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"), is located at 3 Bethesda Metro Center, Suite 700, Bethesda, Maryland 20814.  The Advisor is a Delaware limited liability company organized on October 12, 2006.  The membership units are owned and controlled by Wilson Lane Group, LLC (which is controlled by Noah Hamman), and by Fund.com, Inc.

Pursuant to an investment advisory agreement with the Trust, dated June 2, 2009 (the "Advisory Agreement"), the Advisor serves as the investment advisor for the Trust and provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to direction and control of the Board and the officers of the Trust.

Pursuant to the Advisory Agreement, the Advisor is responsible for all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees and extraordinary expenses.  For its investment management services, the Advisor is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.75%, based on the average daily net assets of the Fund.  The Advisor has contractually agreed to reduce its fees and reimburse expense in order to keep Net Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.25% of the Fund's average daily net assets until November 22, 2010.  If at any point it becomes unnecessary for the Advisor to reduce fees or make expense reimbursements, the Board may permit the Advisor to retain the difference between the Total Annual Fund Operating Expenses and 1.25% to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period.

The Advisor manages the investment and the reinvestment of the assets of the Fund, in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Board and the officers of the Trust.  The Advisor bears all costs associated with providing these advisory services and the expenses of the member of the Board who are affiliated with or interested persons of the Advisor.  The Advisor, from its own resources, including profits from advisory fees received from the Fund, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pay all distribution costs for Fund shares. The Advisor may from time to time reimburse certain expenses of the Fund in order to limit the Fund’s operating expenses as described in the Prospectus.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by a majority vote of the Trustees, including a majority vote of such Trustees who are not “interested persons” of the Trust or the Advisor, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of the Fund.  The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to the Fund, by a majority of the outstanding shares of the Fund.  In addition, the Advisor may at any time terminate the Advisory Agreement by not more than sixty (60) days’ nor less than thirty (30) days’ written notice to the Trust.

Factors considered by the Board in the approval or renewal of the Advisory Agreement will be included in the Semi-Annual Report to Fund shareholders that covers the period from July 1 to December 31.

The Sub-Advisor and the Sub-Advisory Agreement
The Sub-Advisor, a registered investment adviser under the Advisers Act, is located at 281 Brooks Street, Laguna Beach, CA 92651.  The Sub-Advisor is a corporation established in 1976.

Pursuant to an investment sub-advisory agreement with the Advisor dated November 20, 2009 (the “Sub-Advisory Agreement”), the Sub-Advisor serves as the investment sub-advisor for the Fund, makes the investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Advisor and the Board.

Sub-Advisory Fees Paid to the Sub-Advisor.  For its services under the Sub-Advisory Agreement, WCM Investment Management is entitled to a fee, which is calculated daily and paid monthly, by the Advisor, at an annual rate of 0.25%, based on the average daily net assets of the Fund.

After the initial two-year term, the continuance of the Sub-Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the respective Sub-Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.  The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days’ nor more than 60 days’ written notice to the Sub-Advisor, or by the Sub-Advisor on 90 days’ written notice to the Trust. The Sub-Advisory Agreement provide that the Sub-Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Factors considered by the Board in the approval or renewal of the Sub-Advisory Agreement will be included in the Annual Report to Fund shareholders.

Portfolio Managers
This section includes information about the Fund’s portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

WCM Investment Management (“WCM”): Investment Sub-Adviser to the WCM / BNY Mellon Focused Growth ADR ETF.

Compensation. The portfolio managers are compensated by WCM. The portfolio managers are among the 14 employees of WCM who, all together, hold a 100% equity interest in the business. In general, the total compensation of partners is tied to the performance of the investments under their individual management and/or the degree to which client objectives have been met.

Compensation for the Fund’s portfolio managers is aligned with the interests of WCM clients, including Fund clients. Compensation comes in the form of base salaries plus a percentage share in the advisory fee revenue that the assets under management in their strategies generate. The percentage share consists of a base percentage and an incentive bonus percentage, the latter determined by peer-group relative outperformance on a three-year rolling basis. Resulting bonuses have ranged from 0% to more than 150% of base salary.

The portfolio managers do not receive any compensation directly from the Fund or the Fund’s investment adviser.

Fund Shares Owned by Portfolio Managers. The portfolio managers did not beneficially own any shares of the Fund as of the date of this SAI.

Accounts Managed by Portfolio Managers. Including the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in millions)
Paul R. Black	0	0	0	0	1	13
Kurt R. Winrich	0	0	0	0	10	626
Peter J. Hunkel	0	0	0	0	0	0
Michael B. Trigg	0	0	0	0	0	0

Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other.  The other accounts may have the same investment objective as the Fund.  Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Sub-Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Administration, Custody and Transfer Agency Agreements
The Bank of New York Mellon Corporation (the “Administrator”) serves as administrator, custodian and transfer agent for the Fund.  The principal address of the Administrator is 101 Barclay Street, New York, NY 10286. Under an administration agreement with the Trust, the Administrator provides necessary administrative and accounting services for the maintenance and operations of the Trust and the Fund. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services.  Under a custodian agreement with the Trust, the Administrator maintains in separate accounts cash, securities and other assets of the Trust and the Fund, keeps all necessary accounts and records, and provides other services. The Administrator is required, upon the order of the Trust, to deliver securities held by it and to make payments for securities purchased by the Trust for the Fund.  Pursuant to a transfer agency and service agreement with the Trust, the Administrator acts as a transfer agent for the Trust’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust.

Distribution
Distributor. Foreside Fund Services, LLC (the “Distributor”) serves as the principal underwriter and distributor of shares of the Fund.  The principal address of the Distributor is Three Canal Plaza, Suite 100, Portland, Maine 04101.  The Distributor has entered into agreement with the Trust pursuant to which it distributes shares of the Fund (the “Distribution Agreement”).  The Distributor continually distributes shares of the Fund on a best effort basis.  The Distributor has no obligation to sell any specific quantity of Fund shares.  The Distribution Agreement will continue for two years from its effective date and is renewable annually.  Shares are continuously offered for sale by the Fund through the Distributor only in Creation Units, as described in the Prospectus.  Shares in less than Creation Units are not distributed by the Distributor.  The Distributor is a broker-dealer registered under the 1934 Act and a member of FINRA.  The Distributor, its affiliates and officers have no role in determining the investment policies or which securities are to be purchased or sold by the Fund.  The Distributor is not affiliated with the Trust, the Advisor, Sub-Advisor, or any stock exchange.

The Distribution Agreement for the Fund will provide that it may be terminated at any time, without the payment of any penalty, on at least sixty (60) days prior written notice to the other party (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.  The Distribution Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

Distribution Plan.  The Fund has adopted a Distribution Plan applicable to the shares.  Under the Distribution Plan, the Distributor, or designated Service Providers, may receive up to 0.25% of the Fund’s assets attributable to shares as compensation for distribution services pursuant to Rule 12b-1 of the 1940 Act. Distribution services may include: (i) services in connection with distribution assistance, or (ii) payments to financial institutions and other financial intermediaries, such as broker-dealers, mutual fund “supermarkets” and the Distributor’s affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Fund), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

Because the Fund is new, as of the date of this SAI, the Fund has not yet commenced operations and therefore did not pay the Distributor any fees for services provided pursuant to the terms of the Distribution Plan including: advertising, printing and mailing of prospectuses to other than current shareholders; compensation to underwriters; compensation to broker-dealers; compensation to sales personnel; interest, carrying, or other financing charges.

Costs and Expenses.  The Fund bears all expenses of its operation other than those assumed by the Advisor or Sub-Advisor. Fund expenses include: interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees and extraordinary expenses.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information.”

Depository Trust Company ("DTC") acts as securities depository for the Fund’s shares.  Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.  The DTC Participants' rules and policies are made publicly available through its website at: www.dtcc.com.

CREATION AND REDEMPTION OF CREATION UNITS

Creation
The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor, at their NAV next determined after receipt, on any Business Day (as defined below), for an order received in proper form.

A “Business Day” with respect to the Fund is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit.  The consideration for purchase of a Creation Unit of the Fund generally consists of an in-kind deposit of a designated portfolio of securities – the “Deposit Securities” -- per each Creation Unit constituting a substantial replication, or a representation, of the securities included in the Fund’s portfolio and an amount of cash -- the Cash Component -- computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), the Cash Component shall be such negative amount and the creator will be entitled to receive cash from the Fund in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities.

The Administrator, through the National Securities Clearing Corporation (“NSCC”) (discussed below), makes available on each Business Day, immediately prior to the opening of business on the NYSE (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Sub-Advisor with a view to the investment objective of the Fund.  In addition, the Trust reserves the right to permit or require the substitution of an amount of cash -- i.e., a “cash in lieu” amount -- to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for transfer through the Clearing Process (discussed below), or which may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Administrator, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit of the Fund.

Procedures for Creation of Creation Units.  To be eligible to place orders with the Distributor to create a Creation Unit of the Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”), and, in each case, must have executed an agreement with the Trust, the Distributor and the Administrator with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement with the Fund. All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Units must be placed for one or more Creation Unit size aggregations of shares (25,000 in the case of the Fund). All orders to create Creation Units, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern Time) (“Closing Time”), if transmitted by mail, or 3:00 p.m. Eastern Time, if transmitted by telephone, facsimile or other transmission method permitted under the Participant Agreement, on the date such order is placed in order for the creation of Creation Units to be effected based on the NAV of shares of the Fund as next determined on such date after receipt of the order in proper form. The date on which an order to create Creation Units (or an order to redeem Creation Units as discussed below) is placed is referred to as the “Transmittal Date”. Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see “Placement of Creation Orders Using Clearing Process” and “Placement of Creation Orders Outside Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

Orders to create Creation Units of the Fund shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, i.e., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of the Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Placement of Creation Orders Using the Clearing Process.  The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Fund's transfer agent to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time, if transmitted by mail, or 3:00 p.m. Eastern Time, if transmitted by other means, on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside the Clearing Process.  Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Trust, the Distributor and the Administrator. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. A Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m., Eastern Time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Administrator through the Federal Reserve wire system in a timely manner so as to be received by the Administrator no later than 2:00 p.m., Eastern Time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time if transmitted by mail, or by 3:00 p.m. Eastern Time, if transmitted by other means on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Administrator does not receive both the requisite Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units of the Fund so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 3:00 p.m. or 4:00 p.m., Eastern Time, as applicable, on such date and federal funds in the appropriate amount are deposited with the Administrator by 11:00 a.m., Eastern Time, the following Business Day. If the order is not placed in proper form by 3:00 or 4:00 p.m., or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be rejected and the investor shall be liable to the Trust for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern Time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a mark to market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Administrator or purchased by the Trust and deposited into the Trust. In addition, a transaction fee will be charged in all cases. The delivery of Creation Units of the Fund so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Units.  The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the Fund if (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (c) the Deposit Securities delivered are not as disseminated through the facilities of the Exchange for that date by the Administrator, as described above; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Advisor, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Advisor make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Advisor, the Distributor, DTC, NSCC or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Administrator and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee.  To compensate the Trust for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a fixed creation transaction fee, assessed per transaction, as follows:

Fund	Creation Transaction Fee
WCM / BNY MELLON FOCUSED GROWTH ADR ETF	$500

An additional charge of up to 3 times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for (i) creations effected outside the Clearing Process; and (ii) cash creations or partial cash creations (when cash creations are available) to offset the Trust’s brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

The Fund, subject to approval by the Board, may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a creation of a Creation Unit may be charged a fee for such services.

Redemption
Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Administrator and only on a Business Day. The Trust will not redeem shares in amounts less than Creation Units. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Administrator, through the NSCC, makes available immediately prior to the opening of business on the NYSE (currently 9:30 am, Eastern Time) on each Business Day, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to creations of Creation Units.

Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities –  as announced by the Administrator on the Business Day of the request for redemption received in proper form -- plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee described below in the section entitled “Redemption Transaction Fee”. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.

Placement of Redemption Orders Using Clearing Process.  Orders to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Administrator not later than 4:00 p.m., Eastern Time, on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Fund after 4:00 p.m., Eastern Time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third (3rd) NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process.  Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Administrator on the Transmittal Date if (i) such order is received by the Administrator not later than 4:00 p.m., Eastern Time, if transmitted by mail, or by 3:00 p.m. Eastern Time, if transmitted by other means, on such Transmittal Date; (ii) such order is accompanied or proceeded by the requisite number of shares of the Fund and the Cash Redemption Amount specified in such order, which delivery must be made through DTC to the Administrator no later than 11:00 a.m. and 2:00 p.m., respectively, Eastern Time, on the next Business Day following such Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Administrator has deemed an order for redemption outside the Clearing Process received, the Administrator will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Administrator.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Administrator according to the procedures set forth under “Determination of Net Asset Value” computed on the Business Day on which a redemption order is deemed received by the Administrator. Therefore, if a redemption order in proper form is submitted to the Administrator by a DTC Participant not later than the Closing Time if transmitted by mail, or by 3:00 p.m. if transmitted by other means on the Transmittal Date, and the requisite number of shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by the Administrator on such Transmittal Date. If, however, a redemption order is submitted to the Administrator by a DTC Participant not later than the Closing Time on the Transmittal Date but either (1) the requisite number of shares of the Fund are not delivered by the DTC Cut-Off-Time as described above on the next Business Day following the Transmittal Date or (2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Administrator, i.e., the Business Day on which the shares of the Fund are delivered through DTC to the Administrator by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities which differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the shares’ NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Redemption Transaction Fee.  To compensate the Trust for transfer and other transaction costs involved in redemption transactions through the Clearing Process, investors will be required to pay a fixed redemption transaction fee, assessed per transaction as follows:

Fund	Creation Transaction Fee
WCM / BNY MELLON FOCUSED GROWTH ADR ETF	$500

An additional charge of up to 3 times the fixed transaction fee may be imposed for (i) redemptions effected outside the Clearing Process; and (ii) cash redemptions or partial cash redemptions (when cash redemptions are available).

The Fund, subject to approval by the Board, may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged a fee for such services.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Calculating NAV.”

The NAV per share of the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of per share for the Fund is calculated by the Administrator and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern Time) on each day that such exchange is open.

In computing the Fund’s NAV, the Fund’s securities holdings are valued based on their last readily available market price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an OTC market are valued at the latest quoted sales price on the primary exchange or national securities market on which such securities are traded.  Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid price.  Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Sub-Advisor in accordance with procedures adopted by the Board.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information.”

General Policies.  Dividends from net investment income, if any, are declared and paid at least annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis for the Fund to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

The Fund makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends for the Fund if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a regulated investment company ("RIC") to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service.   No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Federal Income Taxes
The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus.  No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI.  New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their own tax advisors regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

Regulated Investment Company (RIC) Status
The Fund will seek to qualify for treatment as a RIC under the Code.  Provided that for each tax year the Fund: (i) meets the requirements to be treated as a RIC (as discussed below); and (ii) distributes at least 90% of the Fund’s net investment income for such year (including, for this purpose, the excess of net realized short-term capital gains over net long-term capital losses), the Fund itself will not be subject to federal income taxes to the extent the Fund’s net investment income and the Fund’s net realized capital gains, if any, are distributed to the Fund’s shareholders. One of several requirements for RIC qualification is that the Fund must receive at least 90% of the Fund’s gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to the Fund’s investments in stock, securities, foreign currencies and net income from an interest in a qualified publicly traded partnership (the “90% Test”). A second requirement for qualification as a RIC is that the Fund must diversify its holdings so that, at the end of each fiscal quarter of the Fund’s taxable year: (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets or 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnership (the “Asset Test”).

In the event of a failure by the Fund to qualify as a RIC, the Fund’s distributions, to the extent such distributions are derived from the Fund’s current or accumulated earnings and profits, would constitute dividends that would be taxable to the shareholders of the Fund as ordinary income and would be eligible for the dividends received deduction for corporate shareholders and as qualified dividend income for individual shareholders, subject to certain limitations.  This treatment would also apply to any portion of the distributions that might have been treated in the shareholder’s hands as long-term capital gains, as discussed below, had the Fund qualified as a RIC. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.  The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify as a RIC under Subchapter M of the Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

The Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for the year and 98% of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.  The Fund intends to make sufficient distributions, or deemed distributions, to avoid imposition of the excise tax, but can make no assurances that all such tax liability will be eliminated.

The Fund intends to distribute substantially all its net investment income and net realized capital gains to shareholders, at least annually. The distribution of net investment income and net realized capital gains will be taxable to Fund shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. All or a portion of the net investment income distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets)) to the extent that the Fund receives qualified dividend income.  Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (i.e., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States).

In order for some portion of the dividends received by the Fund shareholder of the Fund to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund’s shares.  Distributions reported to Fund shareholders as long-term capital gains shall be taxable as such (currently at a maximum rate of 15%), regardless of how long the shareholder has owned the shares.  The Fund’s shareholders will be notified annually by the Fund as to the federal tax status of all distributions made by the Fund.  Distributions may be subject to state and local taxes.

Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

Shareholders who have not held Fund shares for a full year should be aware that the Fund may designate and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in the Fund.

If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Sales and redemptions of Fund shares are generally taxable transactions for federal and state income tax purposes. In general, if you hold your shares as a capital asset, gain or loss realized will be capital in nature and will be classified as long-term or short-term, depending on the length of the time shares have been held.

All or a portion of any loss realized upon the sale or redemption of Fund shares will be disallowed to the extent that others shares in the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after a share redemption.  Any loss disallowed under these rules will be added to the tax basis in the newly purchased shares.  In addition, any loss realized by a shareholder on the disposition of shares held for six months or less is treated as a long-term capital loss to the extent of any distributions of any net long-term capital gains received by the shareholder with respect to such shares.

The Fund may be subject to foreign withholding taxes on income it may earn from investing in foreign securities which may reduce the return on such investments. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. If more than 50% of the Fund’s assets at fiscal year-end is represented by debt and equity securities of foreign corporations, the Fund intends to elect to permit shareholders who are U.S. citizens, resident aliens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. For the purposes of the foreign tax credit, each such shareholder would include in gross income from foreign sources its pro rata share of such taxes. Certain limitations imposed by the Code may prevent shareholders from receiving a full foreign tax credit or deduction for their allocable amount of such taxes.

Investment in Certain ETFs
The Fund intends to invest in underlying ETFs that are taxable as RICs under the Code.  Accordingly, the income the Fund receives from such underlying ETFs will satisfy the qualifying income test with respect to the Fund’s qualification as a RIC.  The Fund may also invest in one or more underlying ETFs that are not taxable as RICs under the Code and that may generate non-qualifying income. The sub-advisor and advisor anticipate monitoring its investments in such underlying ETFs very closely to keep the Fund’s non-qualifying income within the acceptable limits, but it is possible that such if such income is more than anticipated that it could cause the Fund to inadvertently fail the 90% Test thereby causing the fund to fail to qualify as a RIC.

Similarly, the Fund may make certain direct investments (such as certain exchange traded notes) that may produce non-qualifying income for purposes of the 90% Test.  The sub-advisor and advisor anticipate monitoring such investments very closely to keep the Fund’s non-qualifying income from such investments which are combined with any non-qualifying income from the Fund's investments in the underlying ETFs within the acceptable limits, but it is possible that such if such income is more than anticipated that it could cause the Fund to inadvertently fail the 90% Test thereby causing the fund to fail to qualify as a RIC.

Options, Swaps and Other Complex Securities
The Fund may invest in complex securities such as equity options, index options, repurchase agreements, foreign currency contracts, hedges and swaps, and futures contracts.  These investments may be subject to numerous special and complex tax rules.  These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses.  In turn, those rules may affect the amount, timing or character of the income distributed by the Fund.  The Fund may be subject to foreign withholding taxes on income they may earn from investing in foreign securities, which may reduce the return on such investments.

The Fund’s transactions in options, under some circumstances, could preclude the Fund’s qualifying for the special tax treatment available to investment companies meeting the requirements to be treated as a RIC under Subchapter M of the Code.  However, it is the intention of the Fund’s portfolio management to limit gains from such investments to less than 10% of the gross income of the Fund during any fiscal year in order to maintain this qualification.

With respect to investments in zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, the Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period.  Because the Fund distributes all of its net investment income to its shareholders, the Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Sub-Advisor would not have chosen to sell such securities and which may result in taxable gain or loss.

If the Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFIC”, the Fund will be subject to one of the following special tax regimes: (i) the Fund is liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualifying electing fund” or “QEF”, the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the passive foreign investment company, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.

Back-Up Withholding
In certain cases the Fund will be required to withhold and remit to the U.S. Treasury an amount equal to the applicable back-up withholding rate applied to reportable taxable dividends and distributions, as well as the proceeds of any redemptions of Fund shares, paid to a shareholder who:  (1) has failed to provide a correct taxpayer identification number (usually the shareholder’s social security number); (2) is subject to back-up withholding by the Internal Revenue Service (“IRS”); (3) has failed to provide the Fund with the certifications required by the IRS to document that the shareholder is not subject to back-up withholding; or (4) has failed to certify that he or she is a U.S. person (including a U.S. resident alien).

Foreign Shareholders
Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains; provided, however, that for the Fund’s taxable year beginning after December 31, 2004 and not beginning after December 31, 2009 (unless extended under pending legislation), interest related dividends and short-term capital gain dividends generally will not be subject to U.S. withholding taxes.  Distributions to foreign shareholders of such short-term capital gain dividends, of long-term capital gains and any gains from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code’s definition of “resident alien” or (2) is physically present in the U.S. for 183 days or more per year.  Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States.  In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Taxes on Creation and Redemptions of Creation Units
A person who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between the market value of the Creation Units at the time, and the purchaser’s aggregate basis in the securities surrendered and any net cash paid.  A person who redeems Creation Units and receives securities in-kind from the Fund will generally recognize a gain or loss equal to the difference between the redeemer’s basis in the Creation Units, and the aggregate market value of the securities received and any net cash received.  The IRS, however, may assert that a loss realized upon an in-kind exchange of securities for Creation Units or an exchange of Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses.  In some circumstances, a redemption of Creation Units may be treated as resulting in a distribution to which section 301 of the Code applies, potentially causing amounts received by the shareholder in the redemption to be treated as dividend income rather than as a payment in exchange for Creation Units.  The rules for determining when a redemption will be treated as giving rise to a distribution under section 301 of the Code and the tax consequences of Code section 301 distributions are complex.  Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

The Fund has the right to reject an order for Creation Units if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit.  The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Other Tax Considerations
Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”).  Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders.  However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of an investment in the Fund where, for example, (i) the Fund invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or (ii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund.  Charitable remainder trusts are subject to special rules and should consult their tax advisors.  There are no restrictions preventing the Fund from holding investments in REITs that hold residual interests in REMICs, and the Fund may do so.  The IRS has issued recent guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.

Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Fund are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The Fund may be subject to tax or taxes in certain states where the Fund does business.  Furthermore, in those states which have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.

Shareholders are urged to consult their own tax advisors regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

INDEX PROVIDER INFORMATION

AdvisorShares Investments, LLC has entered into a non-exclusive arrangement with The Bank of New York Corporation to use the BNY Mellon Classic ADR IndexSM as the benchmark for the Fund.  The Bank of New York Corporation will receive a licensing fee from the Advisor for such use.  "BNY Mellon" and "BNY Mellon Classic ADR Index SM," are service/licensor marks of The Bank of New York Mellon Corporation, a full service depository bank which develops, maintains and licenses indexes for use as benchmarks and as the basis of investment products.

AdvisorShares Investments, LLC has entered into a sub-license agreement with the Fund to permit it to use the BNY Mellon Classic ADR IndexSM and receives a sub-licensing fee from the Fund for such use.

Index Publisher Information

The Fund is not sponsored, endorsed or sold by The Bank of New York Mellon Corporation.  The Bank of New York Mellon Corporation does not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in the Fund.  The Bank of New York Mellon Corporation’s relationship to the Advisor, is the licensing of certain trademarks and trade names and of the BNY Mellon Classic ADR IndexSM, which is determined, composed and calculated by The Bank of New York Mellon Corporation without regard to the Advisor or Sub-Advisor, or the Fund, and The Bank of New York Mellon Corporation has no obligation to take the needs of the Advisor or Sub-Advisor or the owners of the Fund into consideration in determining, composing or calculating the BNY Mellon Classic ADR IndexSM.  The Bank of New York Mellon Corporation is not a registered investment advisor and is not providing investment advice to the Advisor, or investors in connection with the Fund. The Bank of New York Mellon Corporation is not responsible for nor has participated in the determination of the timing of, prices at, or quantities of the Fund to be offered or in the determination or calculation of the equation by which the shares in the Fund are to be converted into cash.  The Bank of New York Mellon Corporation has no obligation or liability in connection with the administration, marketing or trading of the Funds.

The Bank of New York Mellon Corporation has provided payments to the Advisor primarily for marketing and advertisement as well as organizational and offering expenses incurred by the Fund.

THE BANK OF NEW YORK MELLON CORPORATION AND THE ADVISOR DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BNY MELLON CLASSIC ADR INDEXSM OR ANY RELATED DATA AND THE BANK OF NEW YORK MELLON CORPORATION AND THE ADVISOR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.  THE BANK OF NEW YORK MELLON CORPORATION AND THE ADVISOR MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISOR, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BNY MELLON CLASSIC ADR INDEXSM OR ANY RELATED DATA.  THE BANK OF NEW YORK MELLON CORPORATION AND THE ADVISOR MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT THE BNY MELLON CLASSIC ADR INDEXSM OR ANY RELATED DATA, WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE BANK OF NEW YORK MELLON CORPORATION OR THE ADVISOR HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN THE BANK OF NEW YORK MELLON CORPORATION AND THE ADVISOR OR BETWEEN THE BANK OF NEW YORK MELLON CORPORATION AND THE SUB-ADVISOR.

OTHER INFORMATION

The Trust currently is comprised of the WCM / BNY Mellon Focused Growth ADR ETF and the Dent Tactical ETF.  The Board may designate additional funds.  Each share issued by a fund has a pro rata interest in the assets of that fund.  Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable.  Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the fund, and in the net distributable assets of the fund on liquidation.

Portfolio Holdings
The Board has approved portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund.  These policies and procedures, as described below, are designed to ensure that disclosure of portfolio holdings is in the best interests of Fund shareholders, and address conflicts of interest between the interests of Fund shareholders and those of the Fund’s Advisor, Sub-Advisor, principal underwriter, or any affiliated person of the Fund, the Advisor, Sub-Advisor, or the principal underwriter.

Each business day, Fund portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market.  This information typically reflects the Fund’s anticipated holdings on the following business day.  Daily access to information concerning the Fund’s portfolio holdings also is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and/or Authorized Participants, and (ii) to other personnel of the Advisor, Sub-Advisor, and other service providers, such as the Administrator, and fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Fund and/or the terms of the Fund’s current registration statement. As of the date of this SAI, the Fund has not yet commenced operations and therefore, did not disclose portfolio holdings information to any individual or entity.  Once the Fund commences operations it expects to disclose portfolio holdings information to the following entities as part of ongoing arrangements that serve legitimate business purposes:

From time to time, information concerning Fund portfolio holdings, other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may also be provided to other entities that provide additional services to the Fund, including, among others, rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information. Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide additional services to the Fund in the ordinary course of business after it has been disseminated to the NSCC.

The Fund’s Chief Compliance Officer, or a Compliance Manager designated by the Chief Compliance Officer, may also grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available), if any, in instances where the Fund has legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect. The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter.  In no event shall the Fund, the Advisor, the Sub-Advisor, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

The Board exercises continuing oversight of the disclosure of the Fund’s portfolio holdings by (1) overseeing the implementation and enforcement of Portfolio Holdings Disclosure Policies and Procedures, the Code of Ethics, and the Protection of Non-Public Information Policies and Procedures (collectively, the portfolio holdings governing policies) by the Fund’s Chief Compliance Officer and the Fund, (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisors Act of 1940) that may arise in connection with any portfolio holdings governing policies, and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. The Board and the Fund reserves the right to amend the Policies and Procedures at any time and from time to time without prior notice in their sole discretion.  For purposes of the Policies and Procedures, the term “portfolio holdings” means the equity and debt securities (e.g., stocks and bonds) held by the Fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the Fund, which are not disclosed.

In addition to the permitted disclosures described above, the Fund must disclose its complete holdings quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s web site at www.sec.gov.

Voting Rights
Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder.  You receive one vote for every full Fund share owned. The Fund or class of the Fund, if applicable, will vote separately on matters relating solely to that Fund or class.  All shares of the Fund are freely transferable.

As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings unless otherwise required by the 1940 Act.  However, a meeting may be called by shareholders owning at least 50% of the outstanding shares of the Trust.  If a meeting is requested by shareholders, the Trust will provide appropriate assistance and information to the shareholders who requested the meeting.  Shareholder inquiries can be made by calling 877.843.3831 or by writing to the Trust at 3 Bethesda Metro Center, Suite 700, Bethesda, Maryland 20814.

Shareholder Inquiries
Shareholders may visit the Trust’s web site at www.advisorshares.com or call 877.843.3831 to obtain information on account statements, procedures, and other related information.

COUNSEL

Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP, located at 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103 serves as the Fund’s independent registered public accounting firm.  The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

CUSTODIAN

The Bank of New York Mellon Corporation (the "Custodian"), located at 101 Barclay Street, New York, New York 10286, serves as custodian for the Trust and the Fund under a custody agreement between the Trust and the Custodian (the "Custody Agreement").  Under the Custody Agreement, the Custodian holds the portfolio securities of the Fund and maintains all necessary related accounts and records.

APPENDIX A

PROXY VOTING POLICIES AND PROCEDURES

WCM Investment Management

Proxy Voting Policies and Procedures

As Adopted December 31, 2006

Purpose.  WCM Investment Management (“WCM”) has adopted these Proxy Voting Policies and Procedures (“Proxy Policies”) to seek to ensure that it exercises proxy voting authority on behalf of its clients (“Clients”) in a manner consistent with the best interests of Clients and its agreement with each Client and avoids any material conflict of interest.

Definitions

“Best interests of Clients”.  In WCM’s view, this means Clients’ best economic interest over the long term — that is, the common interest that all Clients share in seeing the value of a common investment increase over time.  Clients may have differing political or social interests, but their best economic interest is generally uniform.

“Material conflict of interest”.  Circumstances when WCM, or any member of WCM’s senior management, any portfolio manager or any portfolio analyst, knowingly does business with a particular proxy issuer or closely affiliated entity which may appear to create a material conflict between the interests of WCM and the interests of Clients in how proxies of that issuer are voted.

A material conflict of interest may exist in situations where, for example: (1) the company soliciting the proxy, a person known to be an affiliate of such company, or a pension plan sponsored by the company, is a Client whose assets are actively managed by WCM; (2) the company soliciting the proxy, a person known to be an affiliate of such company or a pension plan sponsored by the company, to the knowledge of the individual(s) charged with voting the proxy, is being actively solicited to be a Client of WCM; (3) a Client or a Client-supported interest group actively supports a proxy proposal; or (4) WCM or an officer of WCM has personal or other business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or in any other matter coming before shareholders - for example, where WCM or an officer of WCM has a significant ownership interest in an issuer or where an officer has a spouse or other close relative who serves as a director or executive of the company soliciting the proxy.  Generally, a current or prospective adviser-Client relationship will not be considered material for these purposes if the gross advisory revenues to WCM from that relationship have not exceeded in the firm’s most recent fiscal year, and are not expected in the current fiscal year to exceed, one percent of WCM’s annual gross advisory revenue.

Scope. WCM accepts responsibility for voting proxies whenever requested by a Client or as required by law.  Each Client’s investment management agreement should specify whether WCM is to vote proxies relating to securities held for the Client’s account.

Special Rule in the Case of ERISA Accounts. Unless proxy voting responsibility has been expressly reserved and is being exercised by another “named fiduciary” for an ERISA plan Client, WCM, as the investment manager for the account, must vote all proxies relating to securities held for the plan’s account. Please refer to ERISA Accounts section below for further details.

Guiding Principles. WCM acknowledges the right of Clients to vote their own proxies.  However, as a discretionary investment adviser, WCM generally accepts proxy voting responsibility and believes that it is in the best interests of its Clients to vote proxies in the manner that, in WCM’s judgment, is most likely to maximize total return to the Client as an investor in the securities being voted, and casts votes accordingly.  For this reason, WCM’s evaluation of the potential impact of a proxy vote on the economic interests of company shareholders similarly situated to Clients will be the primary factor guiding WCM’s proxy voting decisions.  In the case of social and political responsibility issues that in our view do not primarily involve financial considerations, the diversity of our Clients means that we are unable to represent each such view in each instance.  Thus, WCM exercises its vote on these issues in what it believes to be the best economic interests of Clients unless a Client has provided specific instructions otherwise for its voting securities.  When making specific proxy decisions, WCM generally adheres to its Proxy Voting Guidelines (“Guidelines”), as revised from time to time, which are attached as Appendix A.  The guidelines set forth WCM’s positions on recurring issues and criteria for addressing non-recurring issues.  WCM’s general voting policies are described below.

General Voting Policies

Case-by-Case Basis.  While these Proxy Policies guide WCM’s decisions, each proxy vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, and all other relevant facts and circumstances at the time of the vote.  WCM may cast proxy votes in favor of management proposals or seek to change the views of management, considering specific issues as they arise on their merits.

Individualized.  These Proxy Policies are tailored to suit WCM’s advisory business and the types of securities portfolios WCM manages.  However, to the extent that Clients (e.g., pension plans, endowments) have adopted their own procedures, WCM may be required to vote the same securities differently depending upon Clients’ directions.

Special Considerations.  WCM’s responsibilities for voting proxies are determined generally by its obligations under each advisory contract or similar document.  In general, WCM has full discretionary authority to exercise voting rights for Client accounts unless the Client has contractually reserved the obligation and right to vote proxies itself.  If a Client requests in writing that WCM vote its proxy in a manner inconsistent with these Proxy Policies, WCM may follow the Client’s direction or may request that the Client vote the proxy directly.  For ERISA accounts, WCM will follow instructions only to the extent they do not conflict with the best economic interests of plan participants and beneficiaries as determined by WCM in good faith.  Nothing in these Proxy Policies shall obligate WCM to exercise voting rights with respect to a security held by a Client if such exercise on behalf of the Client is restricted or prohibited by the terms of the security or by applicable law or otherwise.

Conflicts of Interest.  WCM will not exercise its authority to decide how to vote a proxy for a Client if WCM has a material conflict of interest that may materially affect its judgment on a particular voting decision and is unable to screen the conflict in casting its vote.  If an individual portfolio manager or WCM executive has a material conflict of interest, steps will be taken to screen that individual from involvement in the voting process for that proxy to the maximum extent possible.  If an individual with a conflict can be screened, proxies may be voted in the usual way under these Proxy Policies except for the exclusion of the screened individual.

When WCM May Not Vote Proxies.  WCM may not vote proxies respecting Client securities in certain circumstances, including, but not limited to, situations where:  (a) the securities are no longer held in a Client’s account; (b) the proxy and other relevant materials are not received in sufficient time to allow appropriate analysis or an informed vote by the voting deadline; (c) the Client contract specifies that WCM will not vote; (d) the effect of the vote on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant; (e) the cost of voting is not reasonable in relation to the value of the vote; or (f) if voting securities are part of a securities lending program, WCM may be unable to vote while the securities are on loan.  WCM will document the rationale for any decision to refrain from voting.

ERISA Accounts. As an investment manager, WCM has an affirmative responsibility to vote all proxies relating to securities held for the account of an ERISA plan, unless proxy voting authority has been expressly reserved to and is being exercised by a “named fiduciary” to the plan.  In other words, the duty to vote proxies “defaults” to WCM as investment manager unless another properly authorized party is doing the job.  A provision in the investment management agreement to the effect that WCM will not vote proxies for the plan will not relieve WCM of this duty.  To be effective, a reservation of proxy voting responsibility by an ERISA plan should:

▪	be in writing;
▪	state that WCM is “precluded” from voting proxies because proxy voting responsibility is reserved to an identified named fiduciary; and
▪	be consistent with the plan’s documents (which should provide for procedures for allocating fiduciary responsibilities among named fiduciaries).

For any ERISA plan that chooses to reserve voting authority to another fiduciary, WCM will generally request a copy of the plan document that demonstrates the allocation of voting responsibility.

Where WCM is responsible for voting proxies for an ERISA plan, all proxy voting decisions made by WCM on behalf of the plan must be based solely on the best interests of plan participants and beneficiaries.  The interests or desires of plan sponsors should not be considered.  In addition, if a "named fiduciary" for the plan has provided WCM with written proxy voting guidelines, those guidelines must be followed, unless the guidelines, or the results of following the guidelines, would be contrary to the economic interests of the plan's participants or beneficiaries, imprudent or otherwise contrary to ERISA.

Where WCM is responsible for voting proxies for an ERISA plan's account, WCM also has a duty to take reasonable steps under the circumstances to make sure that all proxies are received and voted in a timely manner.  “Reasonable steps” to ensure timely receipt of proxies include, according to the Department of Labor (“DOL”), advising the plan sponsor and its trustees and the account’s bank or broker-dealer custodian that all proxies must be forwarded promptly to WCM and conducting periodic reviews during the proxy season, with follow-up letters and phone calls if needed, to reconcile proxies received and voted with shares held for each ERISA plan account.  In addition, WCM must make and keep records of how it voted proxies for each ERISA plan, and make those records available to the plan's named fiduciary so that voting can be monitored.  Records of any “solicitation” activities of issuers or others also should be maintained.  On occasion, WCM may be asked to provide the plan fiduciary periodic reports on its proxy voting activities for the plan, and it is WCM’s policy to honor such requests.

The DOL has stated that these same proxy-voting obligations apply to proxies relating to foreign securities.  However, recognizing that it can be difficult or impossible to timely obtain foreign proxies, the DOL has stated that U.S. investment managers should take that fact into account when deciding whether it is prudent to invest plan assets in foreign securities.

Disclosure of Proxy Voting Intentions.  WCM personnel should not discuss with members of the public how WCM intends to vote on any particular proxy proposal.  This does not restrict communications in the ordinary course of business with named fiduciaries of ERISA plans or other Clients for which WCM votes proxies.  Disclosure of WCM’s proxy voting intentions – especially where done with the purpose or effect of influencing the management or control of a company – could trigger various restrictions under the federal securities laws, including under the proxy solicitation, beneficial ownership and short-swing profit liability provisions of the Securities Exchange Act of 1934, as amended.  In the event that WCM wishes to discuss its voting intentions outside the firm, WCM should consult with its counsel before any such discussions.

Proxy Voting Procedures

Role of the Proxy Administrator (“PA”).  The PA oversees and administers the firm’s proxy voting process.  For each Client, the PA initially determines whether:

•	WCM is vested with proxy voting responsibility or whether voting is reserved to the Client or delegated to another designee;

•	the Client has adopted a proxy voting policy that WCM is required to follow; and

•	the Client requires any periodic report of votes cast for its account or any comparative report of votes cast in relation to its proxy voting policy, if different from WCM’s.

Once a Client account is established and proxy voting responsibility is determined, the PA is responsible for ensuring that proxy materials for each Account to be voted are received and voted in a timely manner.  The PA instructs registered owners of record (e.g. the Client, Trustee or Custodian) that receive proxy materials from the issuer or its information agent, to send proxy materials to WCM either by signing physical proxy cards in blank and forwarding them directly to the PA or by delivering proxies electronically through a proxy service.  WCM has engaged PROXY Governance, Inc.®, a third party service provider, to: (1) provide notification of impending votes; (2) provide web-based electronic voting; and (3) maintain records of such votes electronically.  The PA logs in electronically any proxy materials received, matches them to the securities to be voted and confirms that the correct amount of shares, as of the record date, is reflected on the proxy.  The PA, in conjunction with PROXY Governance, Inc.®, ensures that information is compiled and maintained for each Client for which WCM votes proxies, showing the issuer’s name, meeting date and manner in which WCM voted on each proposal.  WCM shares client holding and other relevant information with PROXY Governance, Inc.® to ensure that votes are cast and captured accurately and relies on PROXY Governance, Inc.® to compile and maintain voting records electronically.  Proxy materials received inadvertently for Client accounts over which WCM has no voting authority are forwarded on to Clients.

Once a proxy statement is logged in, the PA delivers the proxy materials to a selected Portfolio Manager or Research Analyst (collectively, “Analyst”) on behalf of the Investment Strategy Group (“ISG”).  The Analyst consults the Guidelines to determine whether the proxy proposals can be decided solely on the basis of the Guidelines.  If so, the Analyst is authorized to instruct the PA to cast the vote in accordance with the Guidelines without further consultation absent a conflict of interest.  WCM generally seeks to vote proxies at least one (1) week prior to the deadline.  Unfortunately, proxy materials are often received with less than a week’s time before the deadline, and in such cases, WCM uses reasonable efforts to cast its vote.  The PA is also responsible for monitoring compliance with Client proxy voting policies.

Role of the ISG and the Analyst.  Analysts are responsible for providing the PA with any Client proxy voting policies.  With respect to a proxy, if a proposal requires case-by-case analysis, the Analyst brings a recommendation to the ISG for decision.  The minutes of the ISG document the rationale for any vote recommendation and any conflict of interest issue encountered.  The ISG consists of the principal executive officers of WCM as identified on Form ADV.  In addition, the Analyst must bring to the attention of the ISG any matters to be voted which are particularly significant or unique or for which a conflict of interest has been identified.  The ISG is ultimately responsible for voting case-by-case, significant or unique proxy proposals, for determining whether any conflict of interest exists and is material, and for deciding how to resolve any material conflicts.  If the ISG determines that there is no material conflict of interest, its vote decision will be returned to the PA to be cast.  In the event of a material conflict of interest, WCM will select from among the methods described below for resolving material conflicts of interest before instructing the PA on whether or how to cast WCM’s vote.  The ISG has overall responsibility for reviewing and updating these Proxy Policies as may be appropriate from time to time.

Identifying and Dealing with Material Conflicts of Interest.  Senior management and analysts of WCM have an affirmative duty to disclose to the ISG any personal conflicts such as officer or director positions held by them, their spouses or close relatives in the portfolio company or attempts by the portfolio company to exert influence over such person with respect to their vote.  Conflicts based on business relationships will only be considered to the extent that WCM has actual knowledge of such business relationships.  When a material conflict of interest between WCM’s interests and its Clients’ interests appears to exist, WCM may choose among the following options to eliminate such conflict:  (1) vote in accordance with WCM’s Guidelines if the vote involves little or no discretion; (2) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (3) “echo vote” or “mirror vote” the proxies in the same proportion as the votes of other proxy holders that are not Clients; (4) vote as recommended by a third party service if WCM uses such a service; (5) if practical, notify affected Clients of the conflict of interest and seek a waiver of the conflict; or (6) if agreed upon in writing with the Clients, forward the proxies to affected Clients allowing them to vote their own proxies.

Maintenance of Proxy Voting Records.  As required by Rule 204-2 under the Investment Advisers Act of 1940, as amended, WCM will maintain or procure the maintenance of the following records relating to proxy voting for a period of at least five years:

i.	a copy of these Proxy Policies, as they may be amended from time to time;
ii.	copies of proxy statements received regarding Client securities, unless these materials are available electronically through the SEC’s EDGAR system;
iii.	a record of each proxy vote cast on behalf of its Clients;
iv.	a copy of any internal documents created by WCM that were material to making the decision how to vote proxies on behalf of its Clients; and
v.	each written Client request for information on how WCM voted proxies on behalf of the Client and each written response by WCM to oral or written Client requests for this information.

As permitted by Rule 204-2(c), electronic proxy statements and the record of each vote cast on behalf of each Client account will be maintained by PROXY Governance, Inc.®.  WCM shall obtain and maintain an undertaking from PROXY Governance, Inc.® to provide it with copies of proxy voting records and other documents relating to its Clients’ votes promptly upon request.  WCM and PROXY Governance, Inc.® may rely on the SEC’s EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (e.g., large U.S.-based issuers).

Disclosure. WCM will provide all Clients a summary of these Proxy Policies, either directly or by delivery to the Client of a copy of its Form ADV, Part II containing such a summary, and information on how to obtain a copy of the full text of these Proxy Policies and a record of how WCM has voted the Client’s proxies.  Upon receipt of a Client’s request for more information, WCM will provide to the Client a copy of these Proxy Policies and/or, in accordance with the Client’s stated requirements, how the Client’s proxies were voted during the period requested subsequent to the adoption of these Proxy Policies.  Such periodic reports will not be made available to third parties absent the express written request of the Client.  However, to the extent that WCM serves as a sub-adviser to another adviser to a Client, WCM will be deemed to be authorized to provide proxy voting records on such Client accounts to such other adviser.

Review of Proxy Policies.  These Proxy Policies will be subject to review on a periodic basis as deemed appropriate by WCM.

APPENDIX A
Proxy Voting Guidelines

Generally, WCM votes proxies in accordance with the following guidelines.  These are only guidelines, are not exhaustive, and therefore do not cover all potential voting issues.  They may be changed or supplemented from time to time.  Voting decisions not covered by these guidelines will be made in accordance with the Guiding Principles and other provisions of these Proxy Policies.  In addition, because individual matters to be voted and the circumstances of issuers of the securities being voted vary, there may be instances when WCM will not strictly adhere to these guidelines in making its voting decision.  At any time, WCM may seek voting instructions from a client.  Client instructions may cause WCM to vote differently on the same proposal for different clients.

WCM generally does not accept authority to vote proxies in accordance with individual client guidelines.  Any client that wishes to arrange to vote proxies in accordance with their own guidelines may elect to do so at any time by notifying the Proxy Administrator, so that appropriate arrangements can be made to forward proxies to the client.

I.            The Board of Directors

A.	Director Nominees in Uncontested Elections

Vote on a case-by-case basis for director nominees.  The factors examined may include:

•	long-term corporate performance record of the company’s stock relative to a market index;
•	composition of board and key board committees;
•	nominee’s attendance at meetings (past two years);
•	nominee’s investment in the company;
•	whether a retired CEO of the company sits on the board; and
•	whether the board chairman is also serving as the company’s CEO.

In certain cases, and when information is readily available, WCM also may review:

•	corporate governance provisions and takeover activity;
•	board decisions regarding executive pay;
•	board decisions regarding majority-supported shareholder proposals in back-to-back years;
•	director compensation;
•	number of other board seats held by nominee; and
•	interlocking directorships.

B.	Same Individual Serving as Chairman and CEO

Vote on a case-by-case basis proposals that would require the positions of chairman and CEO to be held by different persons.  Voting decisions may take into account various factors, including whether the issuer has:

•	a designated lead director, appointed from the ranks of the independent board members with clearly delineated duties;
•	a majority of independent directors;
•	all-independent key committees;
•	committee chairpersons nominated by the independent directors;
•	CEO performance is reviewed annually by a committee of outside directors;
•	established governance guidelines.

C.	Majority of Independent Directors

Vote on a case-by-case basis proposals that the board be comprised of a majority of independent directors.

Vote for proposals that request that the board audit, compensation or nominating committees be comprised exclusively of independent directors.

D.	Stock Ownership Requirements

Vote against proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or remain on the board.

E.	Term of Office

Vote against proposals to limit the tenure of outside directors.

F.	Director and Officer Indemnification and Liability Protection

Vote on a case-by-case basis proposals concerning director and officer indemnification and liability protection.

Vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

Vote against indemnification proposals that would expand coverage beyond legal expenses alone to include coverage for acts or omissions that are more serious violations of fiduciary duties than mere negligence.

Vote for only those indemnification proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:  (1) the director or officer was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

G.	Charitable Contributions

Vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

II.            Proxy Contests

A.	Director Nominees in Contested Elections

Vote on a case-by-case basis when the election of directors is contested, examining various factors, which may include:

•	long-term financial performance of the company relative to its industry;
•	management’s track record;
•	background to the proxy contest;
•	qualifications of director nominees;
•	evaluation of what each side is offering shareholders, as well as the likelihood that the proposed objectives and goals can be met; and
•	stock ownership positions of director nominees.

B.	Reimburse Proxy Solicitation Expenses

Vote on a case-by-case basis proposals to provide full reimbursement of expenses for dissidents waging a proxy contest.

III.            Auditors

Ratifying Auditors

Vote for proposals to ratify the selection of auditors, unless it appears that:  an auditor has a financial interest in or association with the company that impairs the auditor’s independence; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Vote against auditors and withhold votes from Audit Committee members if:

Non-audit fees are greater than audit and audit-related fees plus fees for permissible tax work.

Vote on a case-by-case basis proposals asking companies to prohibit their auditors from providing in non-audit services (or capping the level of non-audit services), taking into account:

Whether the non-audit fees are excessive (per the formula above) and
Whether the company has policies and procedures in place to limit non-audit services or otherwise prevent conflicts of interest.

Vote for proposals asking for audit firm rotation unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

IV.            Proxy Contest Defenses

A.	Board Structure: Staggered vs. Annual Elections

Vote against proposals to classify the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

B.	Shareholder Ability to Remove Directors

Vote against proposals that provide directors may be removed only for cause.

Vote for proposals to restore shareholders’ ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

C.	Cumulative Voting

Vote on a case-by-case basis proposals to eliminate or permit cumulative voting.

D.	Shareholders’ Ability to Call Special Meetings

Vote against proposals to restrict or prohibit the ability of shareholders to call special meetings.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

E.	Shareholder Ability to Act by Written Consent

Vote against proposals to restrict or prohibit the ability of shareholders to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

F.	Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

V.            Tender Offer Defenses

A.	Poison Pills

Vote for proposals that ask a company to submit its poison pill for shareholder ratification.

Vote on a case-by-case basis proposals to redeem a company’s poison pill.

Vote on a case-by-case basis management proposals to ratify a poison pill.

B.	Fair Price Provisions

Vote on a case-by-case basis fair price proposals, taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

Vote for proposals to lower the shareholder vote requirement in existing fair price provisions.

C.	Greenmail

Vote for proposals to adopt anti-greenmail charter or by-law amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or by-law amendments.

D.	Unequal Voting Rights

Vote against dual class exchange offers.

Vote against dual class recapitalizations.

E.	Supermajority Shareholder Vote to Amend the Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and by-law amendments.

Vote for proposals to lower supermajority shareholder vote requirements for charter and by-law amendments.

F.	Supermajority Shareholder Vote to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Vote for proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

VI.            Miscellaneous Governance Provisions

A.	Confidential Voting

Vote on a case-by-case basis proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election.

B.	Equal Access

Vote for proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees or to nominate their own board candidates~~.~~

C.	Bundled Proposals

Vote on a case-by-case basis bundled or “conditioned” proxy proposals, examining the expected benefits and costs of the packaged items.

D.	Shareholder Advisory Committees

Vote on a case-by-case basis proposals to establish a shareholder advisory committee.

VII.            Capital Structure

A.	Common Stock Authorization

Vote on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

Vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need is presented by the issuer.

B.	Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the split would not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

C.	Reverse Stock Splits

Vote for management proposals to implement a reverse stock split, provided that it would not result in an increase in authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

D.	Blank Check Preferred Stock

Vote for proposals to create blank check preferred stock when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

Vote on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

Vote on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

Vote for proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

E.	Adjust Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock.

F.	Preemptive Rights

Vote on a case-by-case basis proposals to create or abolish preemptive rights.

G.	Debt Restructurings

Vote on a case-by-case basis proposals to increase common or preferred shares and to issue shares as part of a debt restructuring plan.  The factors considered may include the following:

•	Dilution – How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
•	Change in Control – Will the transaction result in a change in control of the company?
•	Bankruptcy – Is the main factor driving the proposed restructuring threat of bankruptcy, which would result in severe losses in shareholder value?
•	Self-Dealing -- Are there any clear indications of self-dealing or other abuses?

H.	Share Repurchase Programs

Vote for management proposals to adopt open-market share repurchase plans in which all shareholders may participate on equal terms.

VIII.            Executive and Director Compensation

Vote on a case-by-case basis on executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.  In evaluating a pay plan, the factors considered may include its potential dilutive effect both on shareholder wealth and on voting power.

Vote against a plan which would permit repricing of underwater stock options without shareholder approval.

A.	Other Compensation Proposals

Amendments that Place a Cap on Annual Grant or Amend Administrative Features

Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with applicable law.

Amendments to Added Performance-Based Goals

Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of applicable law.

Amendments to Increase Shares and Retain Tax Deductions

Votes on a case-by-case basis amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment.

Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

B.	Proposals to Limit Executive and Director Pay

Vote on a case-by-case basis all proposals that seek additional disclosure of executive and director pay information.

Vote on a case-by-case basis all other proposals that seek to limit executive and director pay.

Vote for proposals to expense options, unless the company has already publicly committed to expensing options by a specific date.

C.	Golden and Tin Parachutes

Vote for proposals to have golden and tin parachutes submitted for shareholder ratification.

Vote on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

D.	Employee Stock Ownership Plans (ESOPs)

Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than 5% of outstanding shares).

E.	401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees.

IX.            State of Incorporation

A.	Voting on State Takeover Statutes

Vote on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).

B.	Voting on Reincorporation Proposals

Vote on a case-by-case basis proposals to change a company’s state of incorporation.

X.            Mergers and Corporate Restructurings

A.	Mergers and Acquisitions

Vote on a case-by-case basis proposals related to mergers and acquisitions.  In evaluating such proposals, the factors taken into account may include:
•	anticipated financial and operating benefits;
•	offer price (cost vs. premium);
•	prospects of the combined companies;
•	how the deal was negotiated; and
•	changes in corporate governance and their impact on shareholder rights.

B.	Corporate Restructuring

Vote on a case-by-case basis proposals related to a corporate restructuring, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations and asset sales.

C.	Spin-offs

Vote on a case-by-case basis proposals related to spin-offs depending on the tax and regulatory advantages, planned use of sale proceeds, market focus and managerial incentives.

D.	Asset Sales

Vote on a case-by-case basis proposals related to asset sales.  The factors considered may include the expected impact on the issuer’s balance sheet/working capital, value to be received for the asset and potential elimination of economic inefficiencies.

E.	Liquidations

Vote on a case-by-case basis proposals related to liquidations.  The factors evaluated may include management’s efforts to pursue other alternatives, the appraisal value of assets and the compensation plan for executives managing the liquidation.

F.	Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal.

G.	Changing Corporate Name

Vote for management proposals to change the corporate name.

XI.            Mutual Fund Proxies

A.	Election of Trustees

Vote on trustee nominees on a case-by-case basis.

B.	Investment Advisory Agreement

Vote on investment advisory agreements on a case-by-case basis.

C.	Fundamental Investment Restrictions

Vote on amendments to a fund’s fundamental investment restrictions on a case-by-case basis.

D.	Distribution Agreements

Vote on distribution agreements on a case-by-case basis.

XII.            Social, Moral and Environmental Issues

Vote on a case-by-case basis shareholder social, moral and environmental proposals.

In most cases, vote for proposals that seek additional disclosure or reports, particularly when it appears companies have not adequately addressed shareholders’ social, moral and environmental concerns.

In deciding how to vote on social, moral and environmental proposals, we may seek to analyze one or more of the following factors:

•	whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;
•	the percentage of sales, assets and earnings affected;
•	the degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;
•	whether the issues presented should be dealt with through government or company-specific action;
•	whether the company has already responded in some appropriate manner to the request embodied in a proposal;
•	whether the company’s analysis and voting recommendation to shareholders is persuasive;
•	what other companies have done in response to the issue;
•	whether the proposal itself is well framed and reasonable;
•	whether implementation of the proposal would achieve the objectives sought in the proposal; and
•	whether the subject of the proposal is best left to the discretion of the board.